   As filed with the Securities and Exchange Commission on June 16, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933                            [_]

            File No. 2-78736

            Pre-Effective Amendment No.___                      [_]

            Post-Effective Amendment No. 17
                                       ---                      [X]

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940                    [_]

            File No. 811-3531

            Amendment No. 18
                           ---                                  [X]

                         NUVEEN TAX-FREE RESERVES, INC.
               (Exact Name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

       Gifford R. Zimmerman, Esq.--Vice President and Assistant Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]   Immediately upon filing        [_]   on (date) pursuant to paragraph
      pursuant to paragraph (b)            (a)(1)

[X]   on June 24, 1998 pursuant      [_]   75 days after filing pursuant
      to paragraph (b)                     to paragraph (a)(2)

[_]   60 days after filing           [_]   on (date) pursuant to paragraph
      pursuant to paragraph (a)(1)         (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NUVEEN TAX-FREE RESERVES, INC.

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 17

                                       TO

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                FILE NO. 2-78736

                                      AND

                             AMENDMENT NO. 18

                                       TO

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-3531

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Table of Contents

                 Cross-Reference Sheet

                 Part A--The Prospectus

                 Part B--The Statement of Additional Information

                 Copy of Annual Report to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C--Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                         NUVEEN TAX-FREE RESERVES, INC.

                               -----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

  ITEM IN
   PART A
 OF FORM N-
     1A                                 PROSPECTUS LOCATION
 ----------                             -------------------
    1       Cover Page
    2(a)    Fund Expenses
     (b)    Highlights
     (c)    Highlights
    3(a)    Financial Highlights
     (b)    Not applicable
     (c)    Yield
     (d)    Not applicable
    4(a)    General Information--Capital Stock; The Fund and Its Investment Objective;
            Investment Policies
     (b)    Investment Policies
     (c)    Investment Policies
    5(a)    Management of the Fund
     (b)    Management of the Fund
     (c)    Not applicable
     (d)    General Information--Custodian, Shareholder Services Agent and Transfer
            Agent; Management of the Fund
     (e)    General Information--Custodian, Shareholder Services Agent and Transfer
            Agent
     (f)    Not applicable
     (g)    Not applicable
    5A      Not applicable
    6(a)    General Information--Capital Stock
     (b)    Not applicable
     (c)    Not applicable
     (d)    Not applicable
     (e)    General Information--Investor Inquiries
     (f)    Dividends and Taxes
     (g)    Dividends and Taxes--Tax Matters
     (h)    Not applicable
    7(a)    Management of the Fund
     (b)    Net Asset Value; How to Buy Fund Shares
     (c)    How to Buy Fund Shares
     (d)    How to Buy Fund Shares

  ITEM IN
   PART A
 OF FORM N-
     1A                                 PROSPECTUS LOCATION
 ----------                             -------------------
    (e)     How to Buy Fund Shares--Distribution and Service Plan
    (f)     How to Buy Fund Shares--Distribution and Service Plan
   8(a)     How to Redeem Fund Shares
    (b)     How to Redeem Fund Shares--Regular Redemption Procedure
    (c)     Not applicable
    (d)     How to Redeem Fund Shares
   9        Not applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

  ITEM IN
   PART B
 OF FORM N-                            LOCATION IN STATEMENT
     1A                              OF ADDITIONAL INFORMATION
 ----------                          -------------------------
   10       Cover Page
   11       Cover Page
   12       Not applicable
   13       Fundamental Policies and Investment Portfolio
   14(a)    Management
     (b)    Management
     (c)    Management
   15(a)    Not applicable
     (b)    Not applicable
     (c)    Management
   16(a)    Investment Adviser and Investment Management Agreement; Management
     (b)    Investment Adviser and Investment Management Agreement; see also
            "Management of the Fund" in the Prospectus
     (c)    Not applicable
     (d)    Not applicable
     (e)    Not applicable
     (f)    Distribution and Service Agreements, see also "How to Buy Fund Shares--
            Distribution and Service Plan" in the Prospectus
     (g)    Not applicable
     (h)    Independent Public Accountants and Custodian
     (i)    Not applicable
   17(a)    Portfolio Transactions
     (b)    Not applicable
     (c)    Portfolio Transactions
     (d)    Not applicable
     (e)    Not applicable
   18(a)    See "How to Redeem Fund Shares" and "General Information--Capital Stock" in
            the Prospectus
     (b)    Not applicable
   19(a)    See "How to Buy Fund Shares" in the Prospectus
     (b)    Net Asset Value; Financial Statements--Statement of Net Assets; see also
            "Net Asset Value" in the Prospectus

  ITEM IN
  PART B
OF FORM N-                             LOCATION IN STATEMENT
    1A                               OF ADDITIONAL INFORMATION
----------                           -------------------------
   (c)      See "How to Redeem Fund Shares--Redemption in Kind" in the Prospectus
 20         Tax Matters
 21(a)      Distribution and Service Plan; see also "How to Buy Fund Shares" in the
            Prospectus
   (b)      Not applicable
   (c)      Not applicable
 22(a)      Yield Information
   (b)      Not applicable
 23         Incorporated by reference to Annual Report

                               PART A--PROSPECTUS

                         NUVEEN TAX-FREE RESERVES, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

[NUVEEN LOGO]
Money Market
Funds


June 24, 1998


Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]



Reserves

                    Nuveen Tax-Free Reserves, Inc.

                    JUNE 24, 1998

                    PROSPECTUS


                    Nuveen Tax-Free Reserves, Inc. (the "Fund") is an open-end, diversified management investment company with the objective of providing through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations as high a level of current interest income exempt from federal income tax as is consistent, in the view of Fund management, with stability of principal and the maintenance of liquidity. The Fund will value its portfolio securi-ties at amortized cost and seek to maintain a net asset value of $1.00 per share. There are no sales or redemption charges. The minimum initial investment is $1,000. The Fund is designed as a vehicle for direct investment of temporary cash balances in tax-exempt money market instruments.

                    This Prospectus, which should be retained for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A "Statement of Additional Informa-tion" dated June 24, 1998, containing further infor-mation about the Fund has been filed with the Securities and Exchange Commission, is incorporated by reference into this Prospectus, and may be obtained without charge from John Nuveen & Co. Incor-porated by calling (800) 858-4084.

                    An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit
                    Insurance Corporation, the Federal Reserve Board or any other agency.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    John Nuveen & Co. Incorporated

                    For information, call toll-free (800) 858-4084

                                      ---

Contents

  2  Summary of Fund Expenses
  3  Highlights
  4  Financial Highlights
  4  Yield
  5  The Fund and its Investment
     Objective and Policies
  7  Management of the Fund
  7  Dividends and Taxes
  8  Net Asset Value
  9  How to Buy Fund Shares
 11  How to Redeem Fund Shares
 13  General Information
 14  Taxable Equivalent Yield Tables

Summary of Fund Expenses

The following tables illustrate all expenses and fees that a shareholder of the Fund will incur. The expenses and fees shown are for the fiscal year ended Feb-ruary 28, 1998.

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------
Sales charges imposed on purchases             None
Sales charges imposed on reinvested dividends  None
Redemption fees                                None
Exchange fees                                  None

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------
Management fees                                         .50%
12b-1 fees                                              .04%
Other operating expenses, after expense reimbursements  .21%
------------------------------------------------------------
Total expenses, after expense reimbursements            .75%
------------------------------------------------------------

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table below, the Fund charges no redemption fees of any kind.

1 YEAR                 3 YEARS                               5 YEARS                               10 YEARS
-----------------------------------------------------------------------------------------------------------
    $8                     $24                                   $42                                    $93

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. This example assumes that the percentage amounts listed under Annual Operating Expenses remains the same in each of the periods.

The purpose of the foregoing tables is to assist you in understanding all expenses and fees that you would bear directly or indirectly as an investor in the Fund.

As discussed under "Management of the Fund" and reflected in the tables above, the management fee is reduced or Nuveen Advisory assumes certain Fund expenses in an amount necessary to prevent the total expenses of the Fund in any fiscal year from exceeding .75 of 1% of average daily net assets. Without expense reimbursements, for the fiscal year ended February 28, 1998, other operating expenses would have been .27 of 1% of the average daily net assets, and total expenses would have been .81 of 1% of the average daily net assets. See "Man-agement of the Fund."


                                      ---

Highlights

Nuveen Tax-Free Reserves, Inc. (the "Fund") is an open-end, diversified manage-ment investment company with the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obliga-tions, as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund will value its portfolio at amortized cost and seek to maintain a net asset value of $1.00 per share. There is no guarantee that this value will be maintained. See "Net Asset Value" on page 8 and "The Fund and Its Investment Objective and Policies" on page 5.

The Fund intends to qualify, as it has in prior years, for tax treatment as a regulated investment company and to satisfy conditions that will enable inter-est income which is exempt from federal income tax in the hands of the Fund to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions may not be exempt from state or local income taxes. See "Divi-dends and Taxes" on page 7.

HOW TO BUY FUND SHARES

Fund shares may be purchased on days on which the Federal Reserve Bank of Bos-ton is normally open for business ("business days") at the net asset value next determined after an order is received together with payment in federal funds. The minimum initial investment is $1,000. Subsequent investments for the account of the shareholder must be in amounts of $100 or more. See "How to Buy Fund Shares" on page 9. For further information about the Fund or for assis-tance in opening an account, please call Nuveen toll-free at (800) 858-4084.

HOW TO REDEEM FUND SHARES
Shareholders may redeem shares at the net asset value next computed after receipt of a redemption request in proper form on any business day. There is no redemption fee. See "How to Redeem Fund Shares" on page 11.

DIVIDENDS AND REINVESTMENT
The Fund will declare dividends daily from its accumulated net income and dis-tribute the dividends monthly in the form of additional shares or, at the option of the investor, in cash. See "Dividends and Taxes" on page 7.

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter of the Fund. The Fund has a Distribution and Service Plan under which the Fund and Nuveen pay fees to qualifying organizations for servicing shareholder accounts. See "How to Buy Fund Shares--Distribution and Service Plan" on page 11. Nuveen Advisory Corp. ("Nuveen Advisory"), a wholly-owned subsidiary of Nuveen, is the Fund's investment adviser and receives an annual management fee ranging from .5 of 1% of the first $500 million of average daily net assets to .45 of 1% of average daily net assets over $1 billion. See "Management of the Fund" on page 7.

INVESTMENTS
The Fund invests primarily in municipal money market instruments. The Fund may invest a portion of its assets in debt obligations which are not rated, and variable rate or floating rate obligations. Investors are urged to read the descriptions of these investments and practices set forth in this Prospectus. See "Investment Policies" beginning on page 5.

The information set forth above should be read in conjunction with the detailed information set forth elsewhere in this Prospectus.

                                      ---

Financial Highlights

The following financial information has been derived from the Fund's financial statements, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report appearing in the Fund's Annual Report, and should be read in conjunction with the financial statements and related notes appearing in the Annual Report.

Selected data for a share of Common Stock outstanding throughout each period is as follows:

                            OPERATING PERFORMANCE     LESS DISTRIBUTIONS
                           ----------------------- ------------------------
                                               NET
                                      REALIZED AND  DIVIDENDS                  NET    TOTAL
                 NET ASSET              UNREALIZED  FROM TAX-                ASSET   RETURN
                     VALUE        NET  GAIN (LOSS) EXEMPT NET DISTRIBUTIONS  VALUE   ON NET
YEAR ENDED       BEGINNING INVESTMENT         FROM INVESTMENT  FROM CAPITAL END OF    ASSET
FEBRUARY 28/29,  OF PERIOD  INCOME(A)  INVESTMENTS     INCOME         GAINS PERIOD VALUE(B)
-------------------------------------------------------------------------------------------
1998                 $1.00       $.03         $ -      $(.03)          $ -   $1.00   3.02%
1997                  1.00        .03           -       (.03)            -    1.00   2.87
1996                  1.00        .03           -       (.03)            -    1.00   3.23
1995                  1.00        .03           -       (.03)            -    1.00   2.46
1994                  1.00        .02           -       (.02)            -    1.00   1.84
1993                  1.00        .02           -       (.02)            -    1.00   2.34
1992 (c)              1.00        .02           -       (.02)            -    1.00   1.45
1991 (D)              1.00        .05           -       (.05)            -    1.00   4.57
1990 (d)              1.00        .06           -       (.06)            -    1.00   5.45
1989 (d)              1.00        .06           -       (.06)            -    1.00   5.70
-------------------------------------------------------------------------------------------
                                         RATIOS/SUPPLEMENTAL DATA
                 ------------------------------------------------------------------------
                                           RATIO OF NET                      RATIO OF NET
                                 RATIO OF    INVESTMENT         RATIO OF       INVESTMENT
                 NET ASSETS   EXPENSES TO     INCOME TO      EXPENSES TO        INCOME TO
                     END OF   AVERAGE NET   AVERAGE NET      AVERAGE NET      AVERAGE NET
YEAR ENDED       PERIOD (IN ASSETS BEFORE ASSETS BEFORE     ASSETS AFTER     ASSETS AFTER
FEBRUARY 28/29,  THOUSANDS) REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT(A) REIMBURSEMENT(A)
-------------------------------------------------------------------------------------------
1998               $270,723         .81%         2.96%             .75%            3.02%
1997                304,087         .80          2.82              .75             2.87
1996                339,662         .79          3.18              .75             3.22
1995                351,606         .78          2.40              .75             2.43
1994                404,201         .80          1.78              .75             1.83
1993                450,746         .74          2.35              .74             2.35
1992 (c)            477,127         .75*         3.48*             .75*            3.48*
1991 (D)            451,808         .72          4.56              .72             4.56
1990 (d)            430,206         .73          5.45              .73             5.45
1989 (d)            390,258         .72          5.69              .72             5.69
-------------------------------------------------------------------------------------------


* Annualized

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value and are not annualized.

(c) For the five months ended February 29.

(d) For the fiscal year ended September 30.

Yield

From time to time, the Fund may advertise its "yield," "effective yield" and "taxable equivalent yield." The Fund's "yield" refers to the rate of income generated by an investment in the Fund over a specified seven-day period, expressed as an annualized figure. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. Yield figures will fluctuate over time. "Tax-able equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an investor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equivalent yield quotation will be higher than the yield or the effective yield quotations for the Fund. Additional information concerning performance figures appears in the Statement of Additional Information.

Based on the seven-day period ended February 28, 1998, the yield, effective yield and taxable equivalent yield (using the maximum federal income tax rate of 39.6%) for the Fund were 2.86%, 2.90% and 4.74%, respectively.

This Prospectus may be in use for a full year and it can be expected that dur-ing this period there will be material fluctuations in yield from that quoted above. For information as to current yields, please call Nuveen at (800) 858-4084.

                                      ---

The Fund and Its Investment Objective
and Policies

INVESTMENT OBJECTIVE
The Fund is an open-end, diversified management investment company which has the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations (described below), as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund's investment objective is a funda-mental policy of the Fund and may not be changed without the approval of the holders of a majority of the shares. The Fund values its portfolio securities at amortized cost and seeks to maintain a constant net asset value of $1.00 per share. There is risk in all investments and, therefore, there can be no assur-ance that the Fund's objective will be achieved.

INVESTMENT POLICIES

The Fund's investment assets will consist primarily of short-term Municipal Obligations which at the time of purchase are eligible for purchase by money market funds under applicable guidelines of the Securities and Exchange Commis-sion ("SEC"), and are: (1) highly rated by nationally recognized statistical rating organizations; (2) unrated, but which, in the opinion of Nuveen Adviso-ry, have credit characteristics equivalent to obligations rated Aa, MIG-1, VMIG-1 or Prime-1 by Moody's, or AA, SP-1 or A-1 by S&P; and (3) tax-exempt project notes which at the time of purchase are secured by the full faith and credit of the U.S. Government as to payment of principal and interest. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risks in purchasing unrated Municipal Obligations than in pur-chasing comparable but rated Municipal Obligations.

The investment portfolio of the Fund will be limited to obligations that mature within 397 days from the date of acquisition or that have variable or floating rates of interest (which rates vary with changes in specified market rates or indices such as a bank prime rate or tax-exempt money market index). The Fund may invest in such variable and floating rate instruments even if they carry stated maturities in excess of 397 days, provided that (1) certain conditions contained in rules and regulations issued by the SEC under the Investment Com-pany Act of 1940 are satisfied and (2) they permit the Fund to recover the full principal amount thereof upon specified notice. The Fund's right to obtain pay-ment at par on such an instrument could be adversely affected by events occur-ring between the date the Fund elects to tender the instrument and the date proceeds are due.

The types of short-term Municipal Obligations in which the Fund may invest include bond anticipation notes, tax anticipation notes, revenue anticipation notes, construction loan notes issued to provide construction financing for specific projects, and bank notes issued by governmental authorities to commer-cial banks as evidence of borrowings. Since these short-term securities fre-quently serve as interim financing pending receipt of anticipated funds from the issuance of long-term bonds, tax collections or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

To help protect against such losses, the Fund has obtained from MBIA Insurance Corp. a commitment to issue, subject to certain conditions and at the Fund's request, insurance policies to cover certain Municipal Obligations held by the Fund that are backed by a credit agreement from one of a number of banks previ-ously approved by MBIA. If the bank were to deteriorate financially (under standards set forth in MBIA's commitment), the Fund could elect to purchase insurance on the underlying Municipal Obligation from MBIA, which would insure payment of regularly scheduled principal of and interest on the Municipal Obli-gation. Although this insurance would not guarantee the market value of the Municipal Obligations or the value of Fund shares, the Fund believes that its ability to obtain such insurance will enable the Fund to hold or sell these securities at a price at or near their par value.

The Fund may purchase but to date has not purchased and has no present inten-tion to purchase "temporary investments," the income from which is subject to federal income tax. Under ordinary circumstances, the Fund may not invest more than 20% of its net assets in such temporary investments. However, during extraordinary circumstances the Fund may, for defensive purposes, invest more than 20% of its assets in such temporary investments. The Fund will invest only in temporary investments with remaining maturities of 397 days or less which, in the opinion of Nuveen Advisory, are of "high grade" quality. The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisi-tion of securities.

Because investments of the Fund will consist of securities with relatively short maturities, the Fund can expect to have a high portfolio turnover rate. The Fund will maintain a dollar-weighted average portfolio maturity of not more than 90 days. During the fiscal year ended February 28, 1998 the average matu-rity of the Fund's portfolio ranged from 23 to 48 days.

                                      ---

MUNICIPAL OBLIGATIONS
Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not gener-ally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obliga-tions, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those men-tioned above.

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obliga-tion market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of those Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the reg-ular settlement date. (When-issued transactions normally settle within 15 to 45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to pur-chase securities on a when-issued or delayed delivery basis may involve an ele-ment of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of the Fund: (1) invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities; (2) invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors have been in operation for less than three years; (3) invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations; or (4) concentrate more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitation shall not be applicable to the purchase of Municipal Obli-gations

                                      ---
issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of applying the policies of clauses (1) and (2), the "issuer" of a security shall be deemed to be the entity whose assets and revenues are commit-ted to the payment of principal and interest on such security, provided that the guarantee of an instrument will be considered a separate security (subject to certain exclusions allowed under the Investment Company Act of 1940).

For a more complete description of the fundamental and non-fundamental invest-ment policies summarized above and the other fundamental investment policies applicable to the Fund, see the Statement of Additional Information. The investment policies of the Fund specifically identified as fundamental, together with the Fund's investment objective, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined by the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Management of the Fund

The management of the Fund, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the responsibility of the Fund's Board of Directors.

Nuveen Advisory acts as the investment adviser for and manages the investment and reinvestment of the assets of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory also administers the Fund's business affairs, provides office facilities and equipment and certain cleri-cal, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

For the services and facilities furnished by Nuveen Advisory, the Fund has agreed to pay an annual management fee as follows:

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEES
-------------------------------------------
For the first $500 million       .500 of 1%
For the next $500 million        .475 of 1%
For assets over $1 billion       .450 of 1%
-------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the management fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations. Included in the expenses paid by the Fund is its share of payments under the Distribution and Service Plan.

The management fee will be reduced or Nuveen Advisory will assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including Nuveen Advisory's management fee and its share of payments under the Distribu-tion and Service Plan, but excluding interest, taxes, fees incurred in acquir-ing and disposing of portfolio securities and extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net asset value of the Fund. For the fiscal year ended February 28, 1998, management fees amounted to .50 of 1% of the Fund's average daily net assets, and total expenses, net of applicable expense reimbursements, amounted to .75 of 1% of average daily net assets. Without expense reimbursements, total expenses for the fiscal year ended February 28, 1998 would have been .81 of 1% of the Fund's average daily net assets.

Nuveen Advisory currently serves as investment adviser to 42 open-end funds (the "Nuveen Mutual Funds") and 52 exchange-traded municipal bond funds (the "Nuveen Exchange-Traded Funds"). As of the date of this Prospectus, Nuveen Advisory manages approximately $36 billion in assets held by the Nuveen Mutual Funds and the Nuveen Exchange-Traded Funds.

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen, the princi-pal underwriter of the Fund's shares, is the sponsor of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. It is also the principal underwriter of the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen's funds and unit trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in pro-viding property-liability insurance through subsidiaries.

Dividends and Taxes

DIVIDENDS
All of the net income of the Fund is declared on each calendar day as a divi-dend on shares entitled to such dividend. Net income of the Fund consists of all interest income accrued and discount earned on portfolio assets (adjusted for amortization of premium or discount on securities when required for federal income tax purposes), plus or minus any realized short-term gains or losses on portfolio instruments since the previous dividend declaration, less estimated expenses incurred subsequent to the previous dividend declaration. It is not expected that realized or unrealized gains or losses on portfolio instruments will be a meaningful factor in the computation of the Fund's net income. Divi-dends are paid monthly and are reinvested in additional shares of the Fund at net asset value or, at the shareholder's option, paid in cash. Net realized long-term capital gains, if any, will be paid not less frequently than annually and reinvested in additional shares of the Fund at net asset value unless the shareholder has elected to

                                      ---
receive capital gains in cash. The Fund does not anticipate realizing any sig-nificant long-term capital gains or losses.

FEDERAL INCOME TAX MATTERS
The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify for treatment as a regu-lated investment company, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders. The Fund also intends to satisfy conditions which will enable interest income from Municipal Obligations, that is exempt from federal income tax in the hands of the Fund, to retain such tax-exempt status when distributed to the share-holders of the Fund. Distributions of interest income on Municipal Obligations may not be exempt from state or local income taxes.

Distributions by the Fund of net interest income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income. So long as the Fund qualifies as a regulated investment company under the Code, distributions to shareholders will not qualify for the dividends received deduction for corpora-tions. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distri-butions to shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry tax-free investments, such as shares of the Fund, is not deduct-ible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Tax-exempt income is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substan-tial users. Accordingly, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related per-son" thereof. Such persons should consult their tax advisers before investing in the Fund.

The Fund may invest in private activity bonds, the interest on which is a spe-cific item of tax preference for purposes of computing the alternative minimum tax on corporations and individuals. This type of private activity bond includes most industrial and housing revenue bonds. Shareholders whose tax lia-bility is determined under the alternative minimum tax will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on these bonds. In addition, the alternative minimum taxable income for corpo-rations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be ret-roactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the federal, state and local tax consequences to its shareholders.

STATE AND LOCAL TAX MATTERS
The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated exempt interest dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and share-holders of the Fund are advised to consult their own tax advisers in that regard.

Net Asset Value

Net asset value of the Fund's shares will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon Eastern Time, on each day on which the Federal Reserve Bank of Boston is normally open for business (a "business day") and as of 12:00 noon, Eastern Time, on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities such that the current net asset value of the Fund's shares might be materially affected by changes in the value of portfolio securities.

                                      ---

The net asset value per share will be computed by dividing the sum of the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

The Fund seeks to maintain a net asset value of $1.00 per share. In this con-nection, the Fund values its portfolio securities on the basis of their amor-tized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For a more complete description of the amortized cost valuation method and its effect on existing and prospective shareholders, see the Statement of Additional Information. There can be no assurance that the Fund will be able at all times to maintain a net asset value of $1.00 per share.

How to Buy Fund Shares

IN GENERAL
Fund shares may be purchased on business days (as defined under "Net Asset Val-ue") at the net asset value which is next computed after receipt of an order in proper form and receipt of payment in federal funds. Purchases by federal funds are recommended. However, purchases may also be made by bank wire, Federal Reserve draft or check. The minimum initial investment is $1,000. Subsequent investments for the account of the shareholder must be in amounts of $100 or more. The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements. The Fund has waived the foregoing minimum investment requirements for holders of certificates of beneficial interest in the various unit trusts sponsored by Nuveen who are reinvesting distributions from such investment trusts in the Fund. The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

In order to maximize the earnings on its assets, the Fund strives to be invested as completely as practicable. The Fund is normally required to make settlement in federal funds for securities purchased. Accordingly, orders for Fund shares may be made, and become effective on business days, as follows:

PURCHASE BY TELEPHONE
To open an account, call Nuveen toll-free at (800) 858-4084 to obtain an account number and instructions. Information concerning the account such as name, address and social security or tax identification number will be taken over the telephone. Payments may be made by wire transfer to the United Mis-souri Bank of Kansas City, N.A. as follows:

(on or before August 10, 1998)
United Missouri Bank of Kansas City, N.A.
ABA #101000695
Nuveen Tax-Free Reserves, Inc.
Shareholder Account No. (see above):
Shareholder Account Name:

(after August 10, 1998)

Chase Manhattan Bank

ABA #021000021 DDA #323-096328

For: The Nuveen Funds

For [Nuveen Fund Name]

Please include your name and account number.

You will be required to complete an application and mail it to the Fund after making the initial telephone purchase. Subsequent investments may be made by following the same wire transfer procedure.

If an order is received by Nuveen by 12:00 noon, Eastern Time, and federal funds are received by the bank on the same day by 3:00 p.m., Eastern Time, the order is effective that day. If both the order and federal funds are not received by the times specified above, the order will become effective the fol-lowing business day.

PURCHASE BY MAIL

To open an account, complete an application form and mail it with a check or Federal Reserve draft to Nuveen Tax-Free Reserves, Inc., P.O. Box 5330, Denver, Colorado 80217-5330 (if mailed before August 10, 1998) and to Nuveen Tax-Free Reserves, Inc., P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186 (if mailed after August 10, 1998). Subsequent investments may be made by mailing a check with the investor's account number to the above address. The order becomes effective as soon as the check or draft is converted to federal funds. This usually occurs one business day after receipt, but may take longer.

FUND DIRECT - ELECTRONIC FUNDS TRANSFER

You can use Fund Direct to link your Fund account to your account at your bank or other financial institution which will enable you to send money electroni-cally between those accounts to perform a variety of account transactions. These include purchases of shares by telephone, investments under a Systematic Investment Plan, and sending dividends and distributions, redemption payments or Systematic Withdrawal Plan payments directly to your bank account. To acti-vate Fund Direct privileges, just complete the appropriate section of the enclosed Account Application, or an Account Update Form. To obtain an Account Update Form, call Nuveen at (800) 858-4084. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless you indicate otherwise in writing. After you establish Fund Direct privileges for your account, any change of bank account information must be made by signature-guaranteed instructions to our Transfer Agent as described in "How to Redeem Fund Shares."

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone repre-sentative, call our Transfer Agent at (800) 858-4084. The purchase payment will be debited from your bank account.

                                      ---

PURCHASE THROUGH A SECURITIES DEALER OR SERVICE ORGANIZATION
To open an account through a bank or a securities broker or dealer ("service organization"), investors should send money to that organization for transmis-sion to the Fund and furnish it with the information required in the Applica-tion Form. The Fund has a distribution plan pursuant to which payments are made to service organizations which provide assistance in distributing shares or provide services to shareholders of the Fund. See "Distribution and Service Plan."

PURCHASE BY REINVESTMENT OF NUVEEN UNIT TRUST DISTRIBUTIONS
Unitholders of Nuveen Unit Trusts may purchase shares of the Fund by automati-cally reinvesting distributions from their Nuveen Unit Trust. To obtain infor-mation on share purchases through investment of Nuveen Unit Trust distributions, check the applicable box on the enclosed Application Form or call Nuveen toll-free at (800) 237-0910.

COMMENCEMENT OF DIVIDENDS
Shares are deemed to have been purchased when an order becomes effective and are entitled to dividends commencing on the day the order becomes effective.

THE FUND OFFERS TWO DIFFERENT TYPES OF SYSTEMATIC INVESTMENT PROGRAMS

SYSTEMATIC INVESTMENT PLAN

Once you have established a Fund account, you may make regular investments in your Fund in an amount of $50 or more each month by authorizing our Transfer Agent to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an Account Update Form which you can use to ini-tiate a Systematic Investment Plan, call Nuveen toll-free at (800) 858-4084.

PAYROLL DIRECT DEPOSIT PLAN

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $50 or more per month by authorizing your employer to deduct this amount automatically from your pay-check. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at (800) 858-4084.

OTHER SHAREHOLDER PROGRAMS

EXCHANGE PRIVILEGES

You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory (the "Nuveen Funds"), into an identically reg-istered account, provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange Fund shares by calling (800) 858-4084 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds pur-chased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may not exchange B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund pur-chased through dividend reinvestment or through reinvestment of Nuveen Unit Trust distributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the Fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone exchange privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

                                      ---

ADDITIONAL INFORMATION

If you choose to invest in the Fund, an account will be opened and maintained for you by our Transfer Agent. Share certificates will be issued to you only upon written request to our Transfer Agent, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registra-tion or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

Banks and other organizations through which investors may purchase Fund shares may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized bro-ker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Subject to the rules and regulations of the SEC, the Fund reserves the right to suspend the continuous offering of its shares at any time, but such suspension shall not affect the shareholder's right of redemption as described in "How To Redeem Fund Shares" below.

DISTRIBUTION AND SERVICE PLAN
The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund and Nuveen pay fees to service organizations for services rendered in the distribution of shares of the Fund or the servicing of shareholder accounts. Such services may include, among other things, establishing and maintaining shareholder accounts; process-ing purchase and redemption transactions; arranging for bank wires; performing sub-accounting; answering shareholder inquiries and such other services as Nuveen may request. Nuveen will enter into Service Agreements with organiza-tions who render such services. Service payments will be made to such organiza-tions in annual amounts ranging from .1 of 1% to .2 of 1% of daily average assets of serviced accounts up to $10 million and .3 of 1% for such assets over $10 million, half of which will be paid by the Fund. Nuveen may, in its discre-tion, pay additional amounts from its own resources to a service organization satisfying certain criteria.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by a vote of the Board of Directors and a vote of the non-interested directors. The Plan may not be amended to increase materi-ally the cost which the Fund may bear under the Plan without the approval of the non-interested directors and the shareholders, and any other material amendments of the Plan must be approved by the non-interested directors. Nuveen also distributes the Nuveen Tax-Exempt Money Market Fund, Inc., a fund with similar investment objectives in which investments can be made. The Nuveen Tax-Exempt Money Market Fund, Inc. does not pay a distribution fee from its assets; however, investors purchasing that fund must meet a higher minimum investment requirement.

How to Redeem
Fund Shares

IN GENERAL
Upon receipt of a proper redemption request on a business day, the Fund will redeem its shares at their next determined net asset value. You may use the telephone redemption, check redemption, or the regular redemption procedures discussed hereafter. The purchase and redemption methods employed will deter-mine when funds will be available to you. Where the shares to be redeemed have been purchased by check or through Fund Direct within 15 days prior to the date the redemption request is received, the Fund will not send the redemption pro-ceeds until the check or Fund Direct transfer for the purchase has cleared, which may take up to 15 days. There is no delay when the shares being redeemed were purchased by wiring federal funds.

CHECK REDEMPTION
Shareholders may request that the Fund provide them with drafts ("Redemption Checks") drawn on the Fund's account. Shares for which stock certificates have been issued will not be available for redemption by the use of Redemption Checks. Redemption Checks may be made payable to the order of any person in an amount of $500 or more, and dividends are earned until the Redemption Check clears. Redemption Checks clear through the United Missouri Bank of Kansas City, N.A. (the "Bank") and are subject to the same rules and regulations that the Bank applies to checking accounts.

                                      ---

When a Redemption Check is presented, a sufficient number of full and frac-tional shares in the shareholder's account will be redeemed to cover the amount of the Redemption Check. Shares for which stock certificates have been issued will not be available for redemption by the use of Redemption Checks. There must be sufficient shares in the shareholder's account to cover the amount of each Redemption Check written or the check will be returned. Checks should not be used to close an account. Shareholders wishing to use Redemption Checks must complete the appropriate section of the Application Form and submit the enclosed signature card.

This check redemption privilege may be modified or terminated at any time by the Fund or the Bank. The check redemption feature does not constitute a bank checking account.

BY WRITTEN REQUEST

You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330 (if mailed before August 10, 1998) and to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green, New York, New York 10274-5186 (if mailed after August 10, 1998), accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have been changed in the preceding 30 days), the signa-ture must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Under normal circum-stances payment will be made by check and mailed within one business day (and in no event more than seven days) after receipt of a redemption request in proper form.

TELEPHONE REDEMPTION BY CHECK

Unless you have declined telephone privileges, you may sell fund shares by calling (800) 858-4084. Your telephone redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption will be effected and the redemption check will be mailed on the following business day. For requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected and the redemption check will be mailed on the second business day.

Nuveen, the transfer agent, or the Fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them. Telephone redemp-tions will not be honored for 30 days after the address on your account has changed.

TELEPHONE REDEMPTION VIA FUND DIRECT

To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Proceeds of share redemptions made by Fund Direct will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

If you have authorized Telephone Redemption via Fund Direct, you can take advantage of two methods of telephone redemption: regular telephone redemption and expedited telephone redemption. You may make regular Fund Direct redemption requests by calling Nuveen at (800) 858-4084. If a regular telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For regular redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day follow-ing the request. For all regular redemptions, you will typically receive your funds within three business days after your redemption is effected. You may make expedited telephone redemption requests to redeem shares that are worth at least $1,000 by calling Nuveen at (800) 858-4084. If an expedited redemption request is received by 12:00 noon Eastern Time, the shares to be redeemed do not earn income on that day, but the redemption is effected, and you will nor-mally receive your funds, on that day. If an expedited redemption request is received after 12:00 noon Eastern Time, the shares to be redeemed earn income on the day the request is received. The redemption is effected, and you will normally receive your funds, on the next business day following the request. The Fund reserves the right to charge a fee for expedited redemption requests.

HOW TO CHANGE AUTHORIZED REDEMPTION INSTRUCTIONS
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each

                                      ---
account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its option, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH SERVICE ORGANIZATIONS
Fund shareholders may also redeem shares through their accounts with service organizations in accordance with procedures established by each such service organization. The Fund has no redemption charge, but service organizations may impose transaction fees or other charges relating to the redemption of Fund shares. Individual shareholders should determine from their service organiza-tions the procedures and charges, if any, that govern redemptions.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares currently worth at least $10,000, you may establish a System-atic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at (800) 858-4084. The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. All shares of the Fund you own will be accumulated in the Plan, with a sufficient number of shares being redeemed periodically to meet the requested withdrawal payments. Depending upon the size of the payments requested under the Plan, redemptions for the purpose of making such payments may reduce or even exhaust your account. Withdrawals under this Plan should not, therefore, be considered a yield on investment. A Systematic Withdrawal Plan may be terminated at any time by you or the Fund. To obtain an Account Update Form, which you can use to initiate a Systematic With-drawal Plan, call Nuveen toll-free at (800) 858-4084.

REDEMPTION IN KIND
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

ACCOUNT MINIMUMS

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active unit trust reinvestment account.

OTHER PRACTICES
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

General Information

INVESTOR INQUIRIES

Investor inquiries may be made directly of the Fund in writing or by calling John Nuveen & Co. Incorporated, the Fund's distributor, toll-free at (800) 858-4084.

CUSTODIAN, SHAREHOLDER SERVICES AGENT AND TRANSFER AGENT

The custodian of the Fund's assets is The Chase Manhattan Bank, 4 New York Pla-za, New York, New York 10004. The custodian performs custodial fund accounting and portfolio accounting services. Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, is the transfer, shareholder services and dividend paying agent for the Fund ("Transfer Agent") and performs bookkeeping, data processing and administrative services incident to the maintenance of share-holder accounts. On or about August 10, 1998, Chase Global Funds Services Com-pany, P.O. Box 5186, New York, New York 10274-5186 will become the Fund's Transfer Agent.

Nuveen Advisory and the transfer agent rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "year 2000 issue." Nuveen Advisory and the fund expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the sys-tems of the fund's service providers.

                                      ---

CAPITAL STOCK
The Fund was incorporated in Maryland on July 6, 1982. Its authorized capital stock consists of a single class of 2,000,000,000 shares of common stock, $.01 par value. All shares have equal non-cumulative voting rights and equal rights with respect to dividends declared by the Fund and assets upon liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Taxable Equivalent Yield Tables

The following tables show the effects for individuals of federal income taxes on what you would have to earn on a taxable investment to equal a given tax-free yield. These tables are for illustrative purposes only and are not intended to predict the actual return you might earn on a Fund investment. The Fund occasionally may advertise its performance in similar tables using other current tax rates than those shown here. The tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 1998 marginal federal tax rates and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The tables assume taxpayers are not subject to any alternative minimum taxes and deduct any state income taxes paid on their federal income tax return. They reflect the effect of the current federal tax limitations on itemized deduc-tions and personal exemptions, which were designed to phase out certain bene-fits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions with certain exceptions. The tax rates shown here may be higher or lower than your actual tax rate.
Marginal tax rates for joint taxpayers with four personal exemptions

                             FEDERAL                   TAX-FREE YIELD
           FEDERAL          ADJUSTED FEDERAL 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
           TAXABLE             GROSS     TAX ----  ----  ----  ----  ----  ----  ----
            INCOME            INCOME    RATE      TAXABLE EQUIVALENT YIELD
--------------------------------------------------------------------------------------
  $       0-42,350  $      0-124,500   15.0% 2.35  2.94  3.53  4.12  4.71  5.29  5.88
    42,350-102,300         0-124,500   28.0  2.78  3.47  4.17  4.86  5.56  6.25  6.94
                     124,500-186,800   29.0  2.82  3.52  4.23  4.93  5.63  6.34  7.04
   102,300-155,050         0-124,500   31.0  2.90  3.62  4.35  5.07  5.80  6.52  7.25
                     124,500-186,800   32.0  2.94  3.68  4.41  5.15  5.88  6.62  7.35
                     186,800-309,300   34.5  3.05  3.82  4.58  5.34  6.11  6.87  7.63
   155,950-278,450   124,500-186,800   37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
                     186,800-309,300   40.0  3.33  4.17  5.00  5.83  6.67  7.50  8.33
                        Over 309,300   37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
      Over 278,450   186,800-309,300   44.0  3.57  4.46  5.36  6.25  7.14  8.04  8.93
                        Over 309,300   41.0  3.39  4.24  5.08  5.93  6.78  7.63  8.47
--------------------------------------------------------------------------------------

Marginal tax rates for single taxpayers with one personal exemption

                                        COMBINED
                                FEDERAL    STATE           TAX-FREE YIELD
            FEDERAL            ADJUSTED      AND 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
            TAXABLE               GROSS  FEDERAL ----  ----  ----  ----  ----  ----  ----
             INCOME              INCOME TAX RATE      TAXABLE EQUIVALENT YIELD
------------------------------------------------------------------------------------------
        $       0 -
             25,350  $      0 - 124,500    15.0% 2.35  2.94  3.53  4.12  4.71  5.29  5.88
    25,350 - 61,400         0 - 124,500    28.0  2.78  3.47  4.17  4.86  5.56  6.25  6.94
   61,400 - 128,100         0 - 124,500    31.0  2.90  3.62  4.35  5.07  5.80  6.52  7.25
                      124,500 - 247,000    32.5  2.96  3.70  4.44  5.19  5.93  6.67  7.41
  128,100 - 278,450   124,500 - 247,000    38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
                           Over 247,000    37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
       Over 278,450        Over 247,000    41.0  3.39  4.24  5.08  5.93  6.78  7.63  8.47
------------------------------------------------------------------------------------------

                                      ---

                 Principal Underwriter
                 John Nuveen & Co. Incorporated
                 Investment Bankers
                 333 West Wacker Drive
                 Chicago, Illinois 60606
                 (312) 917-7700

                 Investment Adviser
                 Nuveen Advisory Corp.
                 Subsidiary of John Nuveen & Co. Incorporated
                 333 West Wacker Drive
                 Chicago, Illinois 60606

                 Custodian
                 The Chase Manhattan Bank
                 4 New York Plaza
                 New York, New York 10004

Serving Investors
for Generations



[PHOTO APPEARS HERE]
John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

MPR-1-6.98

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

                         NUVEEN TAX-FREE RESERVES, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

LOGO
Statement of Additional Information

June 24, 1998
Nuveen Tax-Free Reserves, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN TAX-FREE RESERVES, INC.

Nuveen Tax-Free Reserves, Inc. (the "Fund") is an open-end diversified manage-ment investment company. This Statement of Additional Information is not a pro-spectus. A prospectus may be obtained from certain securities brokers and other service organizations that have entered into service agreements with the Fund or from John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illi-nois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated June 24, 1998.

Table of Contents                                       Page
------------------------------------------------------------
Fundamental Policies and Investment Portfolio              2
------------------------------------------------------------
Management                                                 9
------------------------------------------------------------
Investment Adviser and Investment Management Agreement    13
------------------------------------------------------------
Portfolio Transactions                                    14
------------------------------------------------------------
Net Asset Value                                           15
------------------------------------------------------------
Tax Matters                                               16
------------------------------------------------------------
Distribution and Service Plan                             20
------------------------------------------------------------
Yield Information                                         22
------------------------------------------------------------
Independent Public Accountants and Custodian              23
------------------------------------------------------------

The audited financial statements for the fiscal year ended February 28, 1998 appearing in the Fund's Annual Report are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

Principal Underwriter             Investment Adviser             Independent Public Accountants
John Nuveen & Co. Incorporated    Nuveen Advisory Corp.,         for the Fund
                                  Subsidiary of John Nuveen &    Arthur Andersen LLP
Chicago:                          Co. Incorporated               33 West Monroe Street
333 West Wacker Drive             333 West Wacker Drive          Chicago, Illinois 60603
Chicago, Illinois 60606           Chicago, Illinois 60606
(312) 917-7700
                                  Custodian
New York:                         The Chase Manhattan Bank
10 East 50th Street               4 New York Plaza
New York, New York 10022          New York, New York 10004
(212) 207-2000

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

FUNDAMENTAL POLICIES
The Fund's investment objective and certain fundamental policies are described in the Prospectus. The Fund, as a fundamental policy, may not, without the ap-proval of the holders of a majority of the shares:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments as those terms are defined in the Prospectus;

(2) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;

(3) Borrow money, except for temporary or emergency purposes and not for in-vestment purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed in order to meet redemption requests which might otherwise require the untimely disposi-tion of securities. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets fall below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with the Fund's investment objective, policies, and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of trans-actions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put;

(12) Invest more than 5% of its total assets in securities of unseasoned is-suers which, together with their predecessors, have been in operation for less than three years;

(13) Concentrate more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitations shall not be ap-plicable on the purchase of Municipal Obligations issued by governments or po-litical subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(14) Invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

(15) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of the Fund, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who indi-vidually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding secu-rities.

For the purpose of applying the limitations set forth in paragraphs (2) and
(12) above, the issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-gov-ernmental user, such as an industrial corporation or a privately owned or op-erated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obliga-tion of a superior or unrelated governmental entity or other entity (other than a bond insurer) it shall be included in the computation of securities owned that are issued by such governmental entity or other entity.

If, however, a security is guaranteed by a governmental entity or some other entity (other than a bond insurer), such as a bank guarantee or letter of credit, such a guarantee or letter or credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. The Fund's present policy, which is not a fundamental policy, is that it will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing fundamental investment policies, together with the Fund's in-vestment objective and other fundamental policies, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. The foregoing restrictions and limitations will apply only at the time of purchase or securities and will not be consid-ered violated unless an excess of deficiency occurs or exists immediately af-ter and as a result of an acquisition of securities, unless otherwise indicat-ed.

PORTFOLIO SECURITIES
As described in the Prospectus, the Fund will invest primarily in a diversi-fied portfolio of Municipal Obligations consisting of money market instruments issued by governmental authorities. In general, Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities. Industrial devel-opment bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are in-cluded within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The following is a more complete description of certain short-term Municipal Obligations in which the Fund may invest:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as antici-pated revenues from another level of government, could adversely affect an is-suer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obli-gations could affect the ability of the issuer to pay the principal and inter-est on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Variable and Floating Rate Instruments. Certain Municipal Obligations, certain instruments issued, guaranteed or sponsored by the U.S. government or its agen-cies, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear inter-est at rates which are not fixed, but which vary with changes in specified mar-ket rates or indices, such as a bank prime rate or tax-exempt money market in-dex. Variable rate notes are adjusted to current interest rate levels at cer-tain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permit-ting the Fund to recover the full principal amount thereof upon specified notice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such in-struments and will similarly monitor the ability of an obligor under the demand arrangement, including demand obligors as to instruments supported by bank let-ters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be unconditional and un-qualified. The acquisition of a standby commitment will not affect the valua-tion of the underlying security, which will continue to be valued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for portfolio securities which are acquired sub-ject to such a commitment (thus reducing the yield to maturity otherwise avail-able for the same securities). The maturity of a Municipal Obligation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

WHEN-ISSUED SECURITIES
As described under "Investment Policies--Municipal Obligations" in the Pro-spectus, the Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluc-tuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obli-gation on a when-issued or delayed delivery basis, it will record the transac-tion and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net as-set value; accordingly, any fluctuations in the value of the Municipal Obliga-tion sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to com-mitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such com-mitments. The Fund will only make commitments to purchase Municipal Obliga-tions on a when-issued or delayed delivery basis with the intention of actu-ally acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-is-sued security is sold before delivery any gain or loss would not be tax-ex-empt.

TEMPORARY INVESTMENTS
The Prospectus discusses briefly the Fund's ability to invest a portion of its assets on a temporary basis or for defensive purposes in taxable "temporary investments." As stated in the Prospectus, the Fund to date has not invested in and has no present intention of investing in such temporary investments. In any event, temporary investments will not exceed 20% of the Fund's assets ex-cept when made for defensive purposes. The Fund will invest only in temporary investments which, in the opinion of Nuveen Advisory, are of "high grade" quality and have remaining maturities of 397 days or less. Temporary invest-ments include obligations of the United States Government, its agencies or in-strumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Serv-ice, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respectively); commercial paper rated in the highest grade by ei-ther of such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and Municipal Ob-ligations and U.S. Government obligations subject to short-term repurchase agreements.

Subject to the foregoing limitations, the Fund may invest in the following tem-porary investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes, and bonds.

--Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasury notes are longer-term interest-bearing obligations with original ma-turities of one to seven years.

--Treasury bonds are longer-term interest-bearing obligations with original ma-turities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or sup-ported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opin-ion of Nuveen Advisory represent minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liq-uidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to deter-mine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Variable and Floating Rate Instruments--See description on page 4.

RATINGS OF INVESTMENTS
The two highest ratings of Moody's for Municipal Obligations are Aaa and Aa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for Municipal Obligations are AAA and AA. Munic-ipal Obligations rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and in-terest is very strong and such bonds differ from AAA issues only in small de-gree.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligation from the Fund's portfo-lio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Fund, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the re-sponsibility of its Board of Directors. There are eight directors of the Fund, two of whom are "interested persons" (as the term "interested persons" is de-fined in the Investment Company Act of 1940) and six of whom are "disinterested persons". The names and business addresses of the directors and officers of the Fund and their ages and principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Fund indicated by an asterisk.

--------------------------------------------------------------------------------
                                  POSITIONS AND         PRINCIPAL OCCUPATION
 NAME AND ADDRESS             AGE OFFICES WITH FUND     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     49  Chairman of the Board Chairman since July 1,
 333 West Wacker Drive            and Director          1996 of The John Nuveen
 Chicago, IL 60606                                      Company, John Nuveen &
                                                        Co. Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp., prior
                                                        thereto Executive Vice
                                                        President and Director
                                                        of The John Nuveen
                                                        Company and John Nuveen
                                                        & Co. Incorporated;
                                                        Director of Nuveen
                                                        Advisory Corp. (since
                                                        1992) and Nuveen
                                                        Institutional Advisory
                                                        Corp. (since October
                                                        1992); Chairman and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Director (since 1996) of
                                                        Institutional Capital
                                                        Corporation.

--------------------------------------------------------------------------------

 Anthony T. Dean*             53  President and         President since July 1,
 333 West Wacker Drive            Director              1996 of The John Nuveen
 Chicago, IL 60606                                      Company, John Nuveen &
                                                        Co. Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp.; prior
                                                        thereto, Executive Vice
                                                        President and
                                                        Director of The John
                                                        Nuveen Company, John
                                                        Nuveen & Co.
                                                        Incorporated, Nuveen
                                                        Advisory Corp. (since
                                                        October 1992) and Nuveen
                                                        Institutional Advisory
                                                        Corp. (since October
                                                        1992); President and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Chairman and Director
                                                        (since 1997) of
                                                        Rittenhouse Financial
                                                        Services, Inc.

--------------------------------------------------------------------------------

 Robert P. Bremner            57  Director              Private Investor and
 3725 Huntington Street, N.W.                           Management Consultant.
 Washington, D.C. 20015

--------------------------------------------------------------------------------

 Lawrence H. Brown            63  Director              Retired (August 1989) as
 201 Michigan Avenue                                    Senior Vice President of
 Highwood, IL 60040                                     The Northern Trust
                                                        Company.

--------------------------------------------------------------------------------

 Anne E. Impellizzeri         65  Director              President and Chief
 3 West 29th Street                                     Executive Officer of
 New York, NY 10001                                     Blanton-Peale,
                                                        Institutes of Religion
                                                        and Health (since
                                                        December 1990).
--------------------------------------------------------------------------------
 Peter R. Sawers               65 Director              Adjunct Professor of
 22 The Landmark                                        Business and Economics,
 Northfield, IL 60093                                   University of Dubuque,
                                                        Iowa; Adjunct Professor,
                                                        Lake Forest Graduate
                                                        School of Management,
                                                        Lake Forest, Illinois.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                      PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS          AGE POSITIONS AND OFFICES WITH FUND        DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 William J. Schneider       53 Director                               Senior Partner, Miller-
 4000 Miller-Valentine Ct.                                            Valentine Partners, Vice
 P.O. Box 744                                                         President, Miller-
 Dayton, OH 45401                                                     Valentine Realty, Inc.

----------------------------------------------------------------------------------------------

 Judith M. Stockdale        50 Director                               Executive Director,
 35 E. Wacker Drive                                                   Gaylord and Dorothy
 Suite 2600                                                           Donnelley Foundation
 Chicago, IL 60601                                                    (since 1994); prior
                                                                      thereto, Executive
                                                                      Director, Great Lakes
                                                                      Protection Fund (from
                                                                      1990 to 1994).

--------------------------------------------------------------------------------

 Bruce P. Bedford           58 Executive Vice President               Executive Vice President
 333 West Wacker Drive                                                of John Nuveen & Co.
 Chicago, IL 60606                                                    Incorporated, Nuveen
                                                                      Advisory Corp. and
                                                                      Nuveen
                                                                      Institutional Advisory
                                                                      Corp. (since January
                                                                      1997); prior thereto,
                                                                      Chairman and CEO of
                                                                      Flagship Resources Inc.
                                                                      and Flagship Financial
                                                                      Inc. and the Flagship
                                                                      funds.

--------------------------------------------------------------------------------

 Alan G. Berkshire          37 Vice President and Assistant Secretary Vice President and
 333 West Wacker Drive                                                General Counsel (since
 Chicago, IL 60606                                                    September 1997) and
                                                                      Secretary (since May
                                                                      1998) of The John Nuveen
                                                                      Company, John Nuveen &
                                                                      Co. Incorporated, Nuveen
                                                                      Advisory Corp., and
                                                                      Nuveen Institutional
                                                                      Advisory Corp. prior
                                                                      thereto, Partner in the
                                                                      law firm of Kirkland &
                                                                      Ellis.

--------------------------------------------------------------------------------

 Michael S. Davern          40 Vice President                         Vice President of Nuveen
 333 West Wacker Drive                                                Advisory Corp. (since
 Chicago, IL 60606                                                    January 1997); prior
                                                                      thereto, Vice President
                                                                      and Portfolio Manager
                                                                      (since September 1991)
                                                                      of Flagship Financial.

----------------------------------------------------------------------------------------------

 Lorna C. Ferguson          53 Vice President                         Vice President of John
 333 West Wacker Drive                                                Nuveen & Co.
 Chicago, IL 60606                                                    Incorporated; Vice
                                                                      President (since January
                                                                      1998) of Nuveen Advisory
                                                                      Corp. and Nuveen
                                                                      Institutional Advisory
                                                                      Corp.

----------------------------------------------------------------------------------------------

 William M. Fitzgerald      34 Vice President                         Vice President of Nuveen
 333 West Wacker Drive                                                Advisory Corp. (since
 Chicago, IL 60606                                                    December 1995);
                                                                      Assistant Vice President
                                                                      of Nuveen Advisory Corp.
                                                                      (from September 1992 to
                                                                      December 1995), prior
                                                                      thereto Assistant
                                                                      Portfolio Manager of
                                                                      Nuveen Advisory Corp.

----------------------------------------------------------------------------------------------

 Kathleen M. Flanagan       51 Vice President                         Vice President of John
 333 West Wacker Drive                                                Nuveen & Co.
 Chicago, IL 60606                                                    Incorporated.

----------------------------------------------------------------------------------------------

 Stephen D. Foy             44 Vice President and Controller          Vice President of John
 333 West Wacker Drive                                                Nuveen & Co.
 Chicago, IL 60606                                                    Incorporated.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             POSITIONS AND       PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS        AGE OFFICES WITH FUND   DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 J. Thomas Futrell        42 Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------

 Richard A. Huber         35 Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. (since January
 Chicago, IL 60606                               1997); prior thereto, Vice
                                                 President and Portfolio
                                                 Manager of Flagship Financial.

-------------------------------------------------------------------------------

 Steven J. Krupa          40 Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------

 Anna R. Kucinskis       52  Vice President      Vice President of John Nuveen
 333 West Wacker Drive                           & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------

 Larry W. Martin         46  Vice President and  Vice President, Assistant
 333 West Wacker Drive       Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                               General Counsel of John Nuveen
                                                 & Co. Incorporated; Vice
                                                 President (since May 1993) and
                                                 Assistant Secretary of Nuveen
                                                 Advisory Corp.; Vice President
                                                 (since May 1993) and Assistant
                                                 Secretary of Nuveen
                                                 Institutional Advisory Corp.;
                                                 Assistant Secretary of The
                                                 John Nuveen Company.

-------------------------------------------------------------------------------

 Edward F. Neild, IV     32  Vice President      Vice President (since
 333 West Wacker Drive                           September 1996), previously
 Chicago, IL 60606                               Assistant Vice President
                                                 (since December 1993) of
                                                 Nuveen Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto (since January 1992);
                                                 Vice President (since
                                                 September 1996), previously
                                                 Assistant Vice President
                                                 (since May 1995) of Nuveen
                                                 Institutional Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto.

-------------------------------------------------------------------------------

 Walter K. Parker        49  Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. (since January
 Chicago, IL 60606                               1997); prior thereto, Vice
                                                 President and Portfolio
                                                 Manager (since July 1994) of
                                                 Flagship Financial; Portfolio
                                                 Manager and CIO Trust Investor
                                                 for PNC Bank.

-------------------------------------------------------------------------------

 Stephen S. Peterson     40  Vice President      Vice President (since
 333 West Wacker Drive                           September 1997), previously
 Chicago, IL 60606                               Assistant Vice President
                                                 (since September 1996) of
                                                 Nuveen Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto.

-------------------------------------------------------------------------------

 Stuart W. Rogers        42  Vice President      Vice President of John Nuveen
 333 West Wacker Drive                           & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------

 Thomas C. Spalding, Jr. 46  Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. and Nuveen
 Chicago, IL 60606                               Institutional Advisory Corp.;
                                                 Chartered Financial Analyst.

-------------------------------------------------------------------------------

 H. William Stabenow     63  Vice President and  Vice President and Treasurer
 333 West Wacker Drive       Treasurer           of The John Nuveen Company,
 Chicago, IL 60606                               John Nuveen & Co.
                                                 Incorporated, Nuveen Advisory
                                                 Corp. and Nuveen Institutional
                                                 Advisory Corp.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           POSITIONS AND      PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS      AGE OFFICES WITH FUND  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
 William S. Swanson    32  Vice President     Vice President of John Nuveen & Co.
 333 West Wacker Drive                        Incorporated (since October 1997), prior
 Chicago, IL 60606                            thereto, Assistant Vice President (since
                                              September 1996); formerly, Associate of
                                              John Nuveen & Co. Incorporated.
-----------------------------------------------------------------------------------------
 Jan E. Terbrueggen    42  Vice President     Vice President Nuveen Advisory Corp. (since
 333 West Wacker Drive                        January 1997);
 Chicago, IL 60606                            prior thereto, Vice President and Portfolio
                                              Manager of Flagship Financial.
-----------------------------------------------------------------------------------------
 Gifford R. Zimmerman   41 Vice President and Vice President (since September 1992),
 333 West Wacker Drive     Secretary          Assistant Secretary, and Associate General
 Chicago, IL 60606                            Counsel formerly Assistant General Counsel
                                              of John Nuveen & Co. Incorporated; Vice
                                              President (since May 1993) and Assistant
                                              Secretary of Nuveen Advisory Corp.; Vice
                                              President (since May 1993) and Assistant
                                              Secretary of Nuveen Institutional Advisory
                                              Corp.
--------------------------------------------------------------------------------


Anthony T. Dean, Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

The directors of the Fund are directors, or trustees, as the case may be, of 42 Nuveen open-end portfolios and 52 Nuveen closed-end funds.

The following table sets forth compensation paid by Nuveen Tax-Free Reserves, Inc. during the fiscal year ended February 28, 1998 to each of the directors. Nuveen Tax-Free Reserves, Inc. has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from Nuveen Tax-Free Reserves, Inc.

                                                              TOTAL COMPENSATION
                                                  AGGREGATE   FROM THE FUND AND
                                                COMPENSATION  FUND COMPLEX PAID
NAME OF DIRECTOR                                FROM THE FUND    TO DIRECTORS
--------------------------------------------------------------------------------
Anthony T. Dean................................     $  0           $     0
Timothy R. Schwertfeger........................        0                 0
Robert P. Bremner..............................      869            58,780
Lawrence H. Brown..............................      909            76,000
Anne E. Impellizzeri...........................      860            71,750
Margaret K. Rosenheim*.........................      608(2)         47,405(3)
Peter R. Sawers................................      860            71,750
William J. Schneider...........................      869            58,780
Judith M. Stockdale............................      394            32,000(1)

--------


*Former trustee, retired July, 1997.

(1) First payment was in July, 1997.

(2) Includes $49 in interest earned on deferred compensation from prior years.


(3) Includes $1,655 in interest earned on deferred compensation from prior years.

Directors who are not affiliated with Nuveen or Nuveen Advisory will receive a fee.

The Fund requires no employees other than its officers, all of whom are compen-sated by Nuveen.

On May 19, 1998, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. On May 19, 1998, Elaine D. Sammons, 4242 Lomo Alto Dr., Dallas, TX 75219-1538 owned of record 9.33% shares of the Fund.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the assets of the Fund. Nuveen Advi-sory also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. See "Management of the Fund" in the Prospectus.

Nuveen Advisory is paid an annual management fee in an amount equal to .5 of 1% of the first $500 million of average daily net assets, .475 of 1% of the next $500 million, and .45 of 1% of average daily net assets over $1 billion. The management fee will be reduced or Nuveen Advisory will assume certain Fund ex-penses in an amount necessary to prevent the Fund's total expenses in any fis-cal year from exceeding .75 of 1% of the average daily net asset value of the Fund. The net management fee for the fiscal year ended February 28, 1998 amounted to $1,196,845, after giving effect to fee waivers and expense reim-bursements of $178,780. The net management fees for the fiscal years ended Feb-ruary 29, 1997 and February 28, 1996, amounted to $1,377,941 and $1,566,356 re-
spectively. As discussed in the Prospectus, subject to the expense limitations of the Investment Management Agreement, the Fund is responsible for payment of certain of the costs and expenses of its operations, including its share of payments under the Distribution and Service Plan.

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $37 billion in taxable and tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, the Nuveen open-end and closed-end funds held approximately $38 billion in securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Com-panies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidi-aries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund since its inception has effected all portfolio transactions on a prin-cipal (as opposed to an agency) basis and, accordingly, has not paid any bro-kerage commissions.

Purchases from underwriters include a commission or concession paid by the is-suer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on in-formation and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory will be primarily responsible for the placement of the Fund's business, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors of the Fund.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies or other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities avail-able to the Fund from time to time, it is the opinion of the Fund's Board of Directors that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transac-tions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Munici-pal Obligations purchased by the Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund similarly will not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Co-lumbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share will be computed by dividing the value of the portfolio securi-ties held by the Fund, plus cash or other assets, less liabilities, by the to-tal number of shares outstanding at such time.

The Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund intends to value its portfolio securities at their amor-tized cost, as permitted by Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or pre-mium. While this method provides certainty in valuation, it may result in peri-ods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instru-ment. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a Fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Directors, pursuant to the requirements of Rule 2a-7, has estab-lished procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to deter-mine whether the net asset value calculated by using available market quota-tions or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be ob-tained from a pricing agent approved by the Board of Directors. The Board has selected Nuveen Advisory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will monitor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investments based on methods which include consideration of: yield or prices of municipal obligations of comparable quali-ty, coupon, maturity, and type; indications as to values from dealers; and gen-eral market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation between the Fund's net asset value based on the pricing agent's mar-ket valuation and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Di-rectors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may re-sult in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio ma-turity; withholding dividends or payments of distributions from capital or cap-ital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, Washington, D.C., counsel to the Fund.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net investment income and net realized gain that is currently distributed to shareholders in any taxable year for which the Fund distributes at least 90% of the sum of (i) its "investment company taxable in-come" (which includes dividends, taxable interest, taxable original issue dis-count and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its short-term capital loss) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt in-terest income over certain disallowed deductions).

The Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investment in Municipal Obligations, which is exempt from regular federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon the sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

If a Fund has both tax-exempt and taxable income, it will use the "average an-nual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distrib-uted by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or less than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least
98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on Octo-ber 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these re-quirements and consequently it is anticipated that it generally will not be re-quired to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, other than interest income from Municipal Obligations, and distributions to its shareholders out of net interest income from Municipal Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

As stated in the Prospectus under "Dividends and Taxes--Federal Income Tax Mat-ters," the Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users." Accordingly, the Fund may not be an appropriate investment for share-holders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the proceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (includ-ing their spouses and minor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisers before in-vesting in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospi-
tals), is included as an item of tax preference in determining the amount of a taxpayer's alterna-tive minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax re-gime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating the alternative measures of a corporation's taxable in-come.

Individuals whose "modified income" exceeds a base amount will be subject to Federal income tax on up to one-half of their social security or railroad re-tirement benefits. Modified income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds the adjusted base amount are required to include in gross income up to 85% of their social security benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State and Local Tax Aspects. The exemption from federal income tax for distri-butions of interest income from Municipal Obligations which are designated ex-empt interest dividends will not necessarily result in exemption under the in-come or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

                         DISTRIBUTION AND SERVICE PLAN

Pursuant to a Distribution Agreement with the Fund, Nuveen acts as the distrib-utor or principal underwriter of Fund shares. Shares of the Fund are offered on a continuous basis at net asset value without a sales charge. Under this Agree-ment, Nuveen will pay sales and promotion expenses in connection with the of-fering of Fund shares, including the cost of printing and distributing prospec-tuses (except expenses of preparing, printing and distributing prospectuses to existing shareholders and governmental agencies) and advertising and sales lit-erature expense. Expenses incurred in registering the Fund and its shares under federal and state securities laws will be paid by the Fund.

As discussed in the Prospectus under "Distribution and Service Plan," the Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 (the "Rule") of the Investment Company Act of 1940. The Plan was adopted and has been renewed by vote of the Board of Directors of the Fund, and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agree-ments related to the Plan, cast in person at meetings called for the purpose of voting on such Plan. Under the Plan, the Fund and Nuveen pay fees to service organizations for services rendered in the distribution of shares of the Fund or the servicing of shareholder accounts. Nuveen will enter into Service Agree-ments with organizations who render such services. Service payments to such or-ganizations will be made in accordance with the following schedule:

DAILY AVERAGE ASSETS OF  PAYMENT ON AN
SERVICED ACCOUNTS        ANNUALIZED BASIS
-----------------------------------------
$0-$2 Million               .10 of 1%
$2-$5 Million               .15 of 1%
$5-$10 Million              .20 of 1%
$10 Million and Over        .30 of 1%

Payment of the above fees are split evenly between Nuveen and the Fund and thus the maximum the Fund would pay on an annualized basis is .15 of 1%. Nuveen may, in its discretion, pay from its own resources to a service organization satis-fying certain criteria an additional amount not to exceed in the case of a given service organization the greater of (a) .05 of 1% per year based on aver-age assets of accounts serviced, or (b) the amount by which the payment, if based on .30 of 1% of average assets of accounts serviced, would have exceeded the actual amount of the payment under the above schedule. Expenses that are incurred under the Plan in a given fiscal year but not reimbursed by the Fund in that year are not carried over to future years. For the fiscal year ended February 28, 1998, the Fund paid fees to service organizations under the Plan in the amount of $118,178.

Under the Plan, the Controller or Treasurer of the Fund will report quarterly to the Board of Directors for its review amounts expended for distribution services. The Plan, the Service Agreements and the Distribution Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the directors who are not "interested persons" and who have no di-rect or indirect financial interest in the Plan or any related agreements or by vote of a majority of the outstanding voting securities of the Fund. The Plan may be renewed from year to year if approved at least annually by a vote of the Board of Directors and a vote of the non-interested directors who have no di-rect or indirect financial interest in the Plan or the related service agree-ments cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Directors who vote to approve such continuance conclude, in the exer-cise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is intended to benefit the Fund by promoting the sale of Fund shares, which in turn leads to economies of scale and helps assure the continued viability of the Fund. The Plan may not be amended to increase materially the cost which the Fund may bear under the Plan without shareholder approval, and any other material amendments of the Plan must be approved by the non-interested directors by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, as required by the Rule, the selection and nomination of the non-interested directors of the Fund will be committed to the discretion of the non-interested directors then in office.

No director of the Fund and no "interested" person of the Fund has any direct or indirect financial interest in the Plan or any agreement related to the Plan. Services provided to the Fund by organizations receiving payments under the Plan are described in "How to Purchase Fund Shares--Distribution and Serv-ice Plan" in the Prospectus.

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Funds promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distrib-uting securities. Since the only functions of banks who may be engaged as service organizations is to perform administrative shareholder servicing func-tions, the Fund believes that such laws should not preclude a bank from acting as a service organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative deci-sions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for contin-uing the servicing of such shareholders would be sought.

To help advisers and investors better understand and more efficiently use an investment in the Fund to reach their investment goals, the Fund and its spon-sor, Nuveen, may advertise and create specific investment programs and sys-tems. For example, such activities may include presenting information on how to use an investment in the Fund, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accu-mulate assets for future education needs or periodic payments such as insur-ance premiums. The Fund and its sponsor may produce software or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

                               YIELD INFORMATION

As explained in the Prospectus, the historical performance may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The Fund's yield and effective yield for the seven-day period ended February 28, 1998 were 2.86% and 2.90%, respectively. These various measures of performance are de-scribed below.

The Fund's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: The Fund's net investment income per share for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period, the re-sult (the "base period return") is divided by 7 and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the Fund's net investment income per share in-cludes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

The Fund's effective yield is calculated by taking the base period return (com-puted as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return + 1) 365/7 - 1.

The Fund's taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by 1 minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the expenses of the Fund.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-term taxable debt market.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

          2.00%    2.50%    3.00%    3.50%    4.00%    4.50%    5.00%
TAXABLE  TAX-FREE TAX-FREE TAX-FREE TAX-FREE TAX-FREE TAX-FREE TAX-FREE
-----------------------------------------------------------------------
3.00%    $ 51,750 $41,400  $34,500  $29,571  $25,875  $23,000  $20,700
-----------------------------------------------------------------------
4.00%    $ 69,000 $55,200  $46,000  $39,429  $34,500  $30,667  $27,600
-----------------------------------------------------------------------
5.00%    $ 86,250 $69,000  $57,500  $49,286  $43,125  $38,333  $34,500
-----------------------------------------------------------------------
6.00%    $103,500 $82,800  $69,000  $59,143  $51,750  $46,000  $41,400
-----------------------------------------------------------------------
7.00%    $120,750 $96,600  $80,500  $69,000  $60,375  $53,667  $48,300
-----------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

The table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN


Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Fund. In addi-tion to audit services, Arthur Andersen LLP provides consultation and assis-tance on accounting, internal control, tax and related matters. The financial statements of the Fund incorporated by reference elsewhere in this Statement of Additional Information and the information set forth under "Financial High-lights" in the Prospectus have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the au-thority of said firm as experts in giving said report.

The custodian of the Fund's assets is The Chase Manhattan Bank, 4 New York Pla-za, New York, New York 10004.
                                                                              23
MAI-T-F-RSRV

NUVEEN
Money Market
Funds

February 28, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

Reserves

California

Massachusetts

New York

    Contents
 1  Dear Shareholder
 3  Reserves Performance Overview
 4  California Performance Overview
 5  Massachusetts Performance Overview
 6  New York Performance Overview
 7  Portfolio of Investments
18  Statement of Net Assets
20  Statement of Operations
24  Statement of Changes in Net Assets
31  Notes to Financial Statements
34  Financial Highlights
42  Report of Independent Public Accountants
44  Building Better Portfolios
45  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Over the past two years, many financial markets have been unusually strong. Short-term rates trended higher early in 1997 on expectations that the Federal Reserve Board would take steps to tighten monetary policy and slow the pace of economic growth. In March, the Fed raised its target rate for the federal funds rate by 25 basis points, but then took no further action. Short-term securities reversed course and yields trended downward for the remainder of the funds' fiscal year. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold".

Performance Review
Your Nuveen tax-free money market fund continued to generate tax-free income while preserving net asset value stability. As of the end of February, investors were receiving 7-day annualized tax-free yields that ranged from 2.75% to 3.04%, equivalent to taxable yields of between 3.99% and 4.41% for investors in the 31% federal income tax bracket. When state taxes are taken into account, the advantage of tax-free investing is even more apparent.

Portfolio Adjustments
Beginning in the fourth quarter of 1997, many Asian countries experienced economic problems and severe currency devaluations. We continue to watch the Asian situation--and Japanese banks in particular--for any additional credit erosions and possible rating changes.

During this time, the Nuveen Money Market Funds, working with Nuveen Research, continued to closely monitor those issues in the portfolios that were additionally secured by letters of credit from Japanese banks. While others were eliminating all Japanese-bank letters of credit, the funds maintained their current positions based on our credit analysis.

With the funds' maturities averaging between 30 and 58 days, we were able to selectively participate in the large new issue municipal note



Wealth takes

a lifetime

to build.

Once achieved,

it should be

preserved.

"Nuveen

money market

funds provide

an excellent

balance to

other stock

and bond

investments."


calendar. During the third quarter of 1997, many short-term buyers seemed reluctant to extend their average maturities, expecting the Federal Reserve to raise rates. The funds were able to buy tax-exempt notes at historically cheap levels which proved to be a wise move since the Fed did not raise rates. As a result, the funds' average maturities during the third quarter of 1997 were generally increased to the upper end of their ranges.

Short-Term Outlook
Looking forward, it's likely that upward pressure on wages may ultimately push inflation up a bit. It's still uncertain whether the Fed will deem it necessary to raise short-term rates, and if they hold the line, money market rates should remain relatively stable in 1998.

Helping You Build A Better Portfolio
The events of 1997 have also focused renewed attention on the need for diversification and appropriate asset allocation. In addition to their well-known benefits--stability of principal and higher yields than bank accounts-- money market funds can also play an important role in your long-term investment plan. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that short-term investments can provide in a well-constructed investment portfolio. Nuveen money market funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your portfolio of core investments, including the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

Nuveen Tax-Free Reserves, Inc.

Performance Overview

As of February 28, 1998



Fund Highlights

Inception Date                                       11/82
Net Assets ($000)                                 $270,723
Average Weighted Maturity (Days)                      42.1
----------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                      2.86%
SEC 30-Day Yield                                     2.75%
----------------------------------------------------------


Taxable Equivalent Yields

SEC 7-Day Yield                                      4.14%
SEC 30-Day Yield                                     3.99%
----------------------------------------------------------
Based on a federal tax rate of 31%; represents the yield from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Top 5 Sectors

Health Care                                            18%
Utilities                                              18%
Tax Obligation (General)                               16%
Long Term Care                                         10%
Tax Obligation (Limited)                                7%
----------------------------------------------------------

1997-1998 Index Comparison

[MOUNTAIN CHART APPEARS HERE]
--------------------------------------------------------------------------------
1997-1998 Index Comparison
--------------------------------------------------------------------------------

      IBC Donoghue Retail Tax-Exempt Money Market Fund Average              Nuveen Tax-Free Reserves, Inc. 30-Day Yield
Feb                                                       2.81                                                     2.83
Mar                                                       2.68                                                     2.71
Apr                                                       3.02                                                     3.07
May                                                       3.33                                                     3.36
Jun                                                       3.2                                                      3.22
Jul                                                       3.02                                                     3.04
Aug                                                       2.95                                                     2.94
Sep                                                       3.07                                                     3.1
Oct                                                       3.05                                                     3.09
Nov                                                       3.11                                                     3.16
Dec                                                       3.12                                                     3.17
Jan                                                       2.99                                                     3.01
Feb                                                       2.74                                                     2.77

[_] IBC Donoghue Retail Tax-Exempt Money Market Fund Average
[_] Nuveen Tax-Free Reserves, Inc. 30-Day Yield
Past performance is not predictive of future performance.

Nuveen California Tax-Free Money Market Fund

Performance Overview

As of February 28, 1998



Fund Highlights

Inception Date                                        3/86
Net Assets ($000)                                 $160,495
Average Weighted Maturity (Days)                      30.1
----------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                      3.04%
SEC 30-Day Yield                                     2.85%
----------------------------------------------------------

Taxable Equivalent Yields

SEC 7-Day Yield                                      4.86%
SEC 30-Day Yield                                     4.55%
----------------------------------------------------------
Based on a combined federal and state income tax rate of 37.4%; represents the yield from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Top 5 Sectors

Tax Obligation (Limited)                               25%
Water and Sewer                                        19%
Housing (Multifamily)                                  15%
Health Care                                            14%
Tax Obligation (General)                               12%
----------------------------------------------------------


1997-1998 Index Comparison

[MOUNTAIN CHART APPEARS HERE]

                                               IBC Donoghue California
            Nuveen California               Retail Tax-Exempt Money Market
              30-Day Yield                           Fund Average
            -----------------               ------------------------------
Feb               2.89                                   2.76

Mar               2.67                                   2.6

Apr               3.21                                   3

May               3.57                                   3.32

Jun               3.38                                   3.15

Jul               3.11                                   2.92

Aug               2.98                                   2.8

Sep               3.17                                   2.98

Oct               3.15                                   2.97

Nov               3.27                                   3.05

Dec               3.24                                   3.04

Jan               3.23                                   2.85

Feb               2.83                                   2.59

[_] Nuveen California 30-Day Yield
[_] IBC Donoghue California Retail Tax-Exempt Money Market Fund Average Past performance is not predictive of future performance.

Nuveen Massachusetts Tax-Free Money Market Fund

Performance Overview

As of February 28, 1998



Fund Highlights

Inception Date                                        2/87
Net Assets ($000)                                  $37,583
Average Weighted Maturity (days)                      58.2
----------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                      2.75%
SEC 30-Day Yield                                     2.73%
----------------------------------------------------------

Taxable Equivalent Yields

SEC 7-Day Yield                                      4.53%
SEC 30-Day Yield                                     4.50%
----------------------------------------------------------
Based on a combined federal and state income tax rate of 39.3%; represents the yield from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Top 5 Sectors

Tax Obligation (General)                               28%
Education and Civic Organizations                      26%
Health Care                                            22%
Housing (Multifamily)                                   7%
Long-Term Care                                          6%
----------------------------------------------------------


1997-1998 Index Comparison

[MOUNTAIN CHART APPEARS HERE]

      Nuveen Massachusetts 30-Day Yield     IBC Donoghue Massachusetts Retail Tax-Exempt Money Market Fund Average
Feb. 1997                          2.81                                                                       2.8
Mar. 1997                          2.61                                                                       2.68
Apr. 1997                          3.12                                                                       3.06
May. 1997                          3.43                                                                       3.33
Jun. 1997                          3.29                                                                       3.18
Jul. 1997                          3.09                                                                       3.04
Aug. 1997                          3.00                                                                       2.94
Sep. 1997                          3.13                                                                       3.05
Oct. 1997                          3.04                                                                       3.03
Nov. 1997                          3.2                                                                        3.1
Dec. 1997                          3.12                                                                       3.08
Jan. 1998                          2.97                                                                       2.91
Feb. 1998                          2.71                                                                       2.65

[_] Nuveen Massachusetts 30-Day Yield
[_] IBC Donoghue Massachusetts Retail Tax-Exempt Money Market Fund Average Past performance is not predictive of future performance.

Nuveen New York Tax-Free Money Market Fund

Performance Overview

As of February 28, 1998




Fund Highlights

Inception Date                                        2/87
Net Assets ($000)                                  $30,276
Average Weighted Maturity (days)                      33.0
----------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                      2.84%
SEC 30-Day Yield                                     2.69%
----------------------------------------------------------

Taxable Equivalent Yields

SEC 7-Day Yield                                      4.42%
SEC 30-Day Yield                                     4.18%
----------------------------------------------------------
Based on a combined federal and state income tax rate of 35.7%; represents the yield from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Top 5 Sectors

Tax Obligation (General)                               20%
Education and Civic Organizations                      19%
Health Care                                            10%
Tax Obligation (Limited)                               10%
Consumer Cyclical                                       9%
----------------------------------------------------------


1997-1998 Index Comparison

[MOUNTAIN CHART APPEARS HERE]

1997-1998 Index Comparison

[MOUNTAIN CHART APPEARS HERE]

                 Nuveen New York              IBC Donoghue New York
                   30-Day Yield                 Retail Tax-Exempt
                                            Money Market Fund Average
Feb. 1997              2.88                           2.77
Mar. 1997              2.74                           2.63
Apr. 1997              3.2                            3.02
May. 1997              3.45                           3.32
Jun. 1997              3.31                           3.18
Jul. 1997              3.11                           2.98
Aug. 1997              3.00                           2.87
Sep. 1997              3.15                           3.03
Oct. 1997              3.12                           3.02
Nov. 1997              3.23                           3.13
Dec. 1997              3.21                           3.12
Jan. 1998              3.03                           2.93
Feb. 1998              2.68                           2.68

[_] Nuveen New York 30-Day Yield
[_] IBC Donoghue New York Retail Tax-Exempt Money Market Fund Average Past performance is not predictive of future performance.

Portfolio of Investments
February 28, 1998
Reserves



  Principal                                                                                                              Amortized
     Amount     Description                                                                       Ratings*                    Cost
-----------------------------------------------------------------------------------------------------------------------------------
                Alabama -- 1.0%

$ 2,735,000     Marshall County Special Obligation School Refunding Warrants, Series 1994,            A-1+              $2,735,000
                  Variable Rate Demand Bonds, 3.450%, 2/01/12+
-----------------------------------------------------------------------------------------------------------------------------------
                Arizona -- 5.6%

  7,000,000     The Industrial Development Authority of the County of Apache (Arizona),             VMIG-1               7,000,000
                  Pollution Control Revenue Bonds, 1981 Series B (Tucson Electric Power
                  Company Project), Variable Rate Demand Bonds, 3.750%, 10/01/21+

  8,000,000     Mesa Municipal Development Corporation, Special Tax Bonds, Series 1985,             VMIG-1               8,000,000
                  Commercial Paper, 3.200%, 4/09/98
-----------------------------------------------------------------------------------------------------------------------------------
                California -- 1.9%

  5,000,000     California State Revenue Anticipation Notes, Series 1997, 4.500%, 6/30/98            MIG-1               5,010,434
-----------------------------------------------------------------------------------------------------------------------------------
                Colorado -- 1.8%

  5,000,000     Fort Morgan Water Works and Distribution Enterprise, Water Revenue                    A-1+               5,000,000
                  Bonds, Series 1997, Variable Rate Demand Bonds, 3.450%, 12/01/17+
-----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia -- 3.0%

  8,100,000     District of Columbia General Obligation, Series 1992A-2, Variable                   VMIG-1               8,100,000
                  Rate Demand Bonds, 3.700%, 10/01/07+
-----------------------------------------------------------------------------------------------------------------------------------
                Florida -- 6.9%

  1,400,000     Florida Housing Finance Agency, Multi-Family Housing Revenue                           A-1               1,400,000
                  Refunding Bonds, 1989 Series E (Fairmont Oaks Project), Variable Rate
                  Demand Bonds, 3.650%, 4/01/26+

  3,100,000     Pasco County Housing Finance Authority, Multi-Family Housing                        VMIG-1               3,100,000
                  Revenue Bonds (Carlton Arms of Magnolia Valley Project), Series 1985,
                  Variable Rate Demand Bonds, 3.225%, 12/01/07+

  4,800,000     Sarasota County Public Hospital District, Sarasota Memorial                           A-1+               4,800,000
                  Hospital Project, Series C, Commercial Paper, 3.400%, 5/14/98

                Sunshine State Governmental Financing Commission, Commercial Paper:

  3,300,000       3.750%, 3/06/98                                                                   VMIG-1               3,300,000
  4,000,000       3.550%, 6/23/98                                                                   VMIG-1               4,000,000

  2,200,000     Volusia County Health Facilities Authority, Health Facilities                         A-1+               2,200,000
                  Revenue Bonds (The Alliance Community for Retirement Living,
                  Inc. Project), Series 1995, Variable Rate Demand Bonds,
                  3.800%, 9/01/20+
-----------------------------------------------------------------------------------------------------------------------------------
                Hawaii -- 0.7%

  1,800,000     Department of Budget and Finance of the State of Hawaii, Special Purpose               A-1               1,800,000
                  Demand Revenue Bonds (Adventist Health System--West),
                  Series 1984, Variable Rate Demand Bonds, 3.750%, 9/01/99+
-----------------------------------------------------------------------------------------------------------------------------------
                Illinois -- 15.2%

  5,500,000     Illinois Health Facilities Authority, Revenue Bonds, Series 1997                    VMIG-1               5,500,000
                  (Victory Health Services), Commercial Paper, 3.600%, 3/12/98

  2,700,000     Illinois Health Facilities Authority, Rush Presbyterian Series 1989A,               VMIG-1               2,700,000
                  Commercial Paper, 3.400%, 5/15/98

  7,000,000     Illinois Development Finance Authority, Pollution Control Revenue Bonds                P-1               7,000,000
                  (Diamond-Star Motors Corporation Project), Series 1995,
                  Variable Rate Demand Bonds, 3.750%, 12/01/08+

Portfolio of Investments
February 28, 1998
Reserves -- continued


   Principal                                                                                                      Amortized
      Amount    Description                                                                        Ratings*            Cost
---------------------------------------------------------------------------------------------------------------------------
                Illinois -- continued

$  2,000,000    Illinois Development Finance Authority, Revenue Bonds, Radiological Society of         A-1+      $2,000,000
                  North America, Series 1997, Variable Rate Demand Bonds, 3.550%, 6/01/17

   6,000,000    Illinois Educational Facilities Authority, Adjustable Demand Revenue Bonds,          VMIG-1       6,000,000
                  Shedd Aquarium Society, Series 1987B, Commercial Paper, 3.850%, 7/23/98

   3,000,000    City of Chicago, General Obligation Tender Notes, Series 1997, 3.550%, 10/29/98       MIG-1       3,000,000

   5,000,000    City of Chicago, General Obligation Tender Notes, Series 1998, 3.550%, 2/04/99        SP-1+       5,000,000

   2,500,000    City of Chicago, Chicago-OOHare International Airport, Special Facility Revenue         P-1       2,500,000
                  Bonds (American Airlines, Inc. Project), Series 1983A, Variable Rate Demand
                  Bonds, 3.650%, 12/01/17

   5,700,000    City of Decatur, Macon County, Illinois, Unit Priced Demand Adjustable Water         VMIG-1       5,700,000
                  Revenue Bonds, Series 1985, Commercial Paper, 4.100%, 3/12/98

   1,770,000    Village of Oak Park, Illinois, Variable Rate Demand Revenue Bonds (Lone Tree            N/R       1,770,000
                  Area Girl Scout Council, Inc. Project), Series 1997, 3.600%, 11/01/17
---------------------------------------------------------------------------------------------------------------------------
                Iowa -- 3.0%

   5,000,000    Iowa School Cash Anticipation Program, Iowa School Corporations, Warrant              MIG-1       5,010,799
                  Certificates, 1997-98 Series A Notes, 4.500%, 6/26/98

   2,900,000    City of Eddyville, Iowa, Industrial Development Revenue Bonds (Heartland Lysine,        N/R       2,900,000
                  Inc. Project), Series 1985, Variable Rate Demand Bonds, 3.650%, 11/01/03
---------------------------------------------------------------------------------------------------------------------------
                Kentucky -- 3.3%

   9,005,000    Hancock County, Kentucky, Industrial Building Revenue Refunding Bonds (Southwire        N/R       9,005,000
                  Company Project), Series 1990, Variable Rate Demand Bonds, 3.600%, 7/01/10
---------------------------------------------------------------------------------------------------------------------------
                Louisiana -- 1.5%

   4,000,000    Ascension Parish Pollution Control (BASF Wyandotte Corporation), Variable Rate          P-1       4,000,000
                  Demand Bonds, 3.650%, 12/01/05
---------------------------------------------------------------------------------------------------------------------------
                Massachusetts -- 0.9%

   2,400,000    Newton Bond Anticipation Notes, 4.000%, 3/25/98                                         N/R       2,400,130
---------------------------------------------------------------------------------------------------------------------------
                Michigan -- 4.7%

   7,100,000    Michigan Job Development Authority, Limited Obligation Revenue Bonds (Frankenmuth       A-1       7,100,000
                  Bavarian Inn Motor Lodge Project), Series A, Variable Rate Demand Bonds,
                  3.875%, 9/01/15

   5,000,000    The School District of the City of Kalamazoo, County of Kalamazoo, State of           SP-1+       5,001,803
                  Michigan, 1997 State Aid Notes (Limited Tax General Obligation), 4.000%, 4/15/98

     735,000    The Economic Development Corporation of the City of Warren, Macomb County,              P-1         735,000
                  Michigan, Floating Rate Limited Obligation Revenue Bonds (The Prince Company, Inc.,
                  Michigan Division Project), Series A, Variable Rate Demand Bonds, 3.600%, 11/01/99
---------------------------------------------------------------------------------------------------------------------------
                Minnesota -- 1.9%

   5,125,000    City of Bloomington, Minnesota, Floating Rate Demand Bonds, Commercial Revenue         A-1+       5,125,000
                  Bonds (James Avenue Associates Project), Series 1985, Variable Rate Demand
                  Bonds, 3.450%, 12/01/15
---------------------------------------------------------------------------------------------------------------------------
                Missouri -- 4.5%

   3,000,000    Health and Educational Facilities Authority of the State of Missouri, Health         VMIG-1       3,000,000
                  Facilities Revenue Bonds (Bethesda Barclay), Series 1996A, Variable Rate
                  Demand Bonds, 3.950%, 8/15/26


Principal                                                                                                      Amortized
Amount        Description                                                                         Ratings*          Cost
------------------------------------------------------------------------------------------------------------------------

              Missouri -- continued
$  9,200,000  State Environmental Improvement and Energy Resources Authority of the State of        VMIG-1   $ 9,200,000
               Missouri, Unit Priced Demand Adjustable Pollution Control Revenue Bonds, Series
               1985 A (Union Electric Company), Commercial Paper, 3.200%, 4/08/98

------------------------------------------------------------------------------------------------------------------------
              New Hampshire -- 2.5%

   6,900,000  New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds,         A-1     6,900,000
               Hunt Community Issue, Series 1996, Variable Rate Demand Bonds, 3.500%, 5/01/26+

------------------------------------------------------------------------------------------------------------------------
              North Carolina -- 3.7%

   4,650,000  North Carolina Municipal Power Agency, Catawba Electric Revenue, Commercial             A-1+     4,650,000
               Paper, Series A, 3.250%, 3/20/98

   2,400,000  The Wake County Industrial Facilities and Pollution Control Financing Authority,      VMIG-1     2,400,000
               Pollution Control Revenue Refunding Bonds, Carolina Power and Light Company
               Project, Series 1990B, Variable Rate Demand Bonds, 3.500%, 6/15/14+

   3,000,000  The Wake County Industrial Facilities and Pollution Control Financing Authority,         A-2     3,000,000
               Pollution Control Refunding Bonds (Carolina Power and Light Company Project),
               Series 1985C, Commercial Paper, 4.250%, 3/06/98

------------------------------------------------------------------------------------------------------------------------
              Ohio -- 12.2%

   2,555,000  Ohio School Districts, 1998 Cash Flow Borrowing Program, Certificates of               MIG-1     2,566,853
               Participation, Series A, Tax Anticipation Notes, 4.120%, 12/31/98

   8,300,000  Centerville Health Care, Health Care Revenue Bonds (Bethany Lutheran Village          VMIG-1     8,300,000
               Continuing Care Facilities Expansion Project), Variable Rate Demand Bonds,
               3.500%, 5/01/08+

   3,600,000  Cuyahoga County, University Hospital of Cleveland, Series 1985, Variable Rate         VMIG-1     3,600,000
               Demand Bonds, 3.850%, 1/01/16+

   3,000,000  Cuyahoga County Hospital, Revenue Refunding Bonds, Cleveland Clinic, Series           VMIG-1     3,000,000
               1998A, Variable Rate Demand Bonds, 3.400%, 1/01/24+

   5,120,000  County of Erie, Ohio, Adjustable Rate Demand Bonds, Health Care Facilities            VMIG-1     5,120,000
               Revenue Bonds (The Commons of Providence Project), Series 1996 B,
               Variable Rate Demand Bonds, 3.560%, 10/01/21+

   3,570,000  County of Franklin, Ohio, Floating Rate Demand Bonds, Hospital Financing Revenue         N/R     3,570,000
               Bonds, Series 1993 (Traditions at Mill Run Project), Variable Rate Demand Bonds,
               3.570%, 11/01/14+

   5,000,000  County of Lucas, Ohio, Multi-Mode Variable Rate Demand Facilities Improvement         VMIG-1     5,000,000
               Revenue Bonds, Series 1997 (The Toledo Zoological Society Project), Variable
               Rate Demand Bonds, 3.450%, 10/01/05+

   1,800,000  County of Ottawa, Ohio, Hospital Facilities, Variable Rate Demand Revenue Bonds,         N/R     1,800,000
               Series 1997 (Luther Home of Mercy Project), 3.450%, 10/01/17+

------------------------------------------------------------------------------------------------------------------------
              Pennsylvania -- 5.3%

   2,250,000  Butler County Industrial Development Authority (Pennsylvania), Industrial                N/R     2,250,000
               Development Revenue Bonds (Wise Business Forms, Incorporated Project),
               Variable Rate Demand Bonds, Series 1997, 3.510%, 8/01/18+

   7,000,000  Dauphin County General Authority (Pennsylvania), Variable Rate Demand Revenue           A-1+     7,000,000
               Bonds (All Health Pooled Financing Program), Series A of 1997, 3.450%, 10/01/27+

   1,000,000  City of Philadelphia Tax and Revenue Anticipation Notes, Series A of 1997-1998,
               4.500%, 6/30/98                                                                       MIG-1     1,001,593

   4,000,000  City of Philadelphia, Pennsylvania, General Obligation Bonds, Series 1990,
               Commercial Paper, 4.100%, 3/12/98                                                    VMIG-2     4,000,000

                    9


                      Portfolio of Investments
                      February 28, 1998
                      Reserves -- continued

   Principal                                                                                                      Amortized
      Amount     Description                                                                        Ratings*           Cost
---------------------------------------------------------------------------------------------------------------------------
                 Tennessee -- 2.4%

  $3,500,000     The Industrial Development Board of the County of Jackson, Tennessee, Variable          N/R     $3,500,000
                  Rate Industrial Development Demand Revenue Bonds (Esselte Project), Series
                  1985B, Variable Rate Demand Bonds, 3.750%, 8/01/15+

   3,100,000     The Industrial Development Board of the Metropolitan Government of Nashville            N/R      3,100,000
                  and Davidson County (State of Tennessee), Multifamily Housing Revenue
                  Refunding Bonds (Hickory Trace Apartments Project), Series 1995, Variable
                  Rate Demand Bonds, 3.450%, 6/01/15+
---------------------------------------------------------------------------------------------------------------------------
                 Texas -- 7.2%

   4,000,000     Texas State Tax and Revenue Anticipation Notes, Series 1997A, 4.750%, 8/31/98         MIG-1      4,022,282

   7,000,000     Austin (Travis and Williamson Counties), Series A, Austin Combined Utilities,          A-1+      7,000,000
                  Commercial Paper, 3.000%, 3/11/98

   8,500,000     Brownsville Utility System, Commercial Paper, Series A, 3.450%, 5/08/98                A-1+      8,500,000
---------------------------------------------------------------------------------------------------------------------------
                 Utah -- 1.3%

   3,550,000     West Valley City Industrial Development (Johnson Matthey Project), Variable             N/R      3,550,000
                  Rate Demand Bonds, 3.750%, 12/01/11+
---------------------------------------------------------------------------------------------------------------------------
                 Virginia -- 3.3%

   3,000,000     Industrial Development Authority of Albemarle County, Virginia, Health                  A-1      3,000,000
                  Services Revenue Bonds (The University of Virginia Health Services
                  Foundation), Series 1996, Variable Rate Demand Bonds, 3.400%, 2/01/26+

   2,600,000     The Industrial Development Authority of the City of Norfolk, Floating Rate              N/R      2,600,000
                  Industrial Development Revenue Bonds (Norfolk-Virginia Beach-Portsmouth
                  MSA Limited Partnership Project), Variable Rate Demand Bonds, 5.525%, 11/01/04+

   3,300,000     The Industrial Development Authority of the City of Richmond, Floating                  N/R      3,300,000
                  Rate Industrial Development Revenue Bonds (Richmond MSA Limited Partnership
                  Project), Variable Rate Demand Bonds, 5.525%, 11/01/04+
---------------------------------------------------------------------------------------------------------------------------
                 Washington -- 3.4%

   4,900,000     Washington Health Care Facilities Authority, Series 1984 (Adventist                     A-1      4,900,000
                  Health System--West/Walla Walla General Hospital), Variable Rate
                  Demand Bonds, 3.750%, 9/01/09+


   4,250,000     Spokane County, Washington, Road Fund, Tax Anticipation Notes, Series                 SP-1+      4,256,095
                  1997, 4.250%, 6/30/98
---------------------------------------------------------------------------------------------------------------------------
                 Wisconsin -- 2.2%

   6,000,000     Wisconsin Health and Educational Facilities Authority, Alexian Village               VMIG-1      6,000,000
                  of Milwaukee, Inc. Refinancing, Series 1988A, Variable Rate Demand Bonds,
                  3.950%, 3/01/17+
---------------------------------------------------------------------------------------------------------------------------
$268,915,000     Total Investments -- 99.4%                                                                     268,979,989
============---------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities -- 0.6%                                                            1,742,848
                 ----------------------------------------------------------------------------------------------------------
                 Net Assets -- 100%                                                                            $270,722,837
                 ==========================================================================================================

                 * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                 N/R -- Investment is not rated.

                 + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.



                            Portfolio of Investments
                            February 28, 1998
                            California
      Principal                                                                                       Amortized
         Amount     Description                                                         Ratings*           Cost
----------------------------------------------------------------------------------------------------------------
                    Consumer Staples - 4.4%

     $7,000,000     San Dimas Industrial Development Bonds (Bausch & Lomb                    N/R     $7,000,000
                     Incorporated), Variable Rate Demand Bonds, 3.700%, 12/01/15+
----------------------------------------------------------------------------------------------------------------
                    Health Care - 14.1%

      5,100,000     California Health Facilities Financing Authority, Insured             VMIG-1      5,100,000
                     Revenue Bonds (Sutter/CHS), 3.650%, 7/01/22+

      1,575,000     California Health Facilities Financing Authority, Refunding           VMIG-1      1,575,000
                     Revenue Bonds (St. Joseph Health System), Series 1985B,
                     Variable Rate Demand Bonds, 3.650%, 7/01/13+

      4,300,000     California Health Facilities Authority (St. Joseph Health             VMIG-1      4,300,000
                     System), Series 1991B, Variable Rate Demand Bonds,
                     3.650%, 7/01/09+

      3,700,000     California Statewide Community Development Authority, Certificates    VMIG-1      3,700,000
                     of Participation (Sutter Health Obligation Group), Variable Rate
                     Demand Bonds, 3.850%, 7/01/15+

      5,000,000     Torrance Hospital Revenue (Little Company of Mary Hospital               A-1      5,000,000
                     - Torrance Memorial Hospital), Variable Rate Demand Bonds,
                     3.250%, 2/01/22+

      3,000,000     Washington Township Hospital District, 1984 Issue A,                  VMIG-1      3,000,000
                     Variable Rate Demand Bonds, 3.700%, 1/01/16+
----------------------------------------------------------------------------------------------------------------
                    Housing/Multifamily - 14.7%

      2,910,000     Chico Multifamily Housing (Sycamore Glen Project), Series                N/R      2,910,000
                     1995, Variable Rate Demand Bonds, 3.480%, 4/07/14+

      3,000,000     Hayward Housing Authority, Multifamily Mortgage Revenue                  A-2      3,000,000
                     Refunding, Series 1993A [Huntwood Terrace), Variable Rate
                     Demand Bonds, 4.000%, 3/01/27+

      4,796,000     City of Los Angeles (Studio Colony Project), Variable Rate            VMIG-1      4,796,000
                     Demand Bonds, Multifamily Housing Revenue Bonds,
                     3.700%, 5/01/07+

      7,900,000     Orange County Apartment Development (Monarch Bay Apartments              A-1      7,900,000
                     Project), Variable Rate Demand Bonds, 3.500%, 10/01/07+

      3,800,000     Orange County (Robinson Ranch Apartments Project), Variable           VMIG-1      3,800,000
                     Rate Demand Revenue Bonds, 3.200%, 11/01/08+

      1,150,000     San Bernardino Multifamily Housing (Castle Park Apartments),          VMIG-1      1,150,000
                     Variable Rate Demand Bonds, 3.750%, 11/01/05+

---------------------------------------------------------------------------------------------------------------
                    Other Revenue - 3.1%

      5,000,000     California State Revenue Anticipation Notes, Series 1997,              MIG-1      5,010,434
                     4.500%, 6/30/98
---------------------------------------------------------------------------------------------------------------
                    Tax Obligation/General - 11.9%

      5,000,000     California School Cash Reserve Program Authority, 1997                 MIG-1      5,014,591
                     Pool Bonds, Series A, 4.750%, 7/02/98

      2,000,000     Irvine Ranch Water District, Variable Rate Demand Bonds,              VMIG-1      2,000,000
                     3.550%, 6/01/15+

      2,000,000     Riverside County School Financing Authority, 1997-98                   MIG-1      2,009,884
                     Revenue Anticipation Notes, School Districts
                     Financing Program, 4.500%, 10/01/98

      3,000,000     San Diego County Teeter Obligation, Tax-Exempt Commercial                P-1      3,000,000
                     Paper, Series B, 3.500%, 3/11/98

      2,000,000     County of San Mateo, California, 1997-98 Tax and Revenue               SP-1+      2,004,506
                     Anticipation Notes, 4.500%, 7/01/98

      5,000,000     South Coast Local Education Agencies, Pooled Tax and                   SP-1+      5,011,169
                     Revenue Anticipation Notes Program,
                     Series 1997A, 4.500%, 6/30/98

Portfolio of Investments
February 28, 1998
California -- continued

       Principal                                                                                           Amortized
          Amount    Description                                                                Ratings*         Cost
--------------------------------------------------------------------------------------------------------------------
                    Tax Obligation/Limited -- 24.9%

   $   9,000,000    Kern Community College District, Certificates of Participation, Series         A-2  $  9,000,000
                      1995, Variable Rate Demand Bonds, 4.150%, 1/01/25**

       5,000,000    Los Angeles County Metro Transport Authority, Second Subordinate Sales         A-1     5,000,000
                      Tax Revenue, Commercial Paper, 3.550%, 5/19/98

       1,900,000    Oakland, California, Certificates of Participation, Capital                    N/R     1,900,000
                      Improvement Project, Variable Rate Demand Bonds, 3.500%, 12/01/15**

       7,000,000    Orange County, Irvine Coast Assessment District #88-1, Variable Rate        VMIG-1     7,000,000
                      Demand Bonds, 3.600%, 9/02/18**

       3,000,000    County of Riverside Teeter Obligation, Tax-Exempt Commercial Paper,           A-1+     3,000,000
                      Series B, 3.700%, 3/12/98

       5,000,000    San Joaquin County Transportation Authority, Sales Tax Revenue                A-1+     5,000,000
                      Commercial Paper, 3.400%, 6/05/98

       6,000,000    Santa Clara County Transit District, Refunding Equipment Trust              VMIG-1     6,000,000
                      Certificates, Variable Rate Demand Bonds, 4.050%, 6/01/15**

       3,000,000    Westminster Redevelopment Agency, Westminster Commercial Redevelopment        A-1+     3,000,000
                      Project No. 1, 1997 Tax Allocation Revenue Refunding Bonds,
                      Variable Rate Demand Bonds (Orange County, California), 3.200%,
                      8/01/27**
--------------------------------------------------------------------------------------------------------------------
                    Utilities -- 7.1%

       1,000,000    California Pollution Control Financing Authority, Pacific Gas &               A-1+     1,000,000
                      Electric, Series 1996D, Commercial Paper, 3.200%, 5/08/98

       5,400,000    California Pollution Control Financing Authority, Pollution                   A-1+     5,400,000
                      Control Refunding Revenue Bonds (Pacific Gas and Electric Company),
                      1996 Series C, Variable Rate Demand Bonds, 3.550%, 11/01/26**

       5,000,000    Sacramento Municipal Utility District, Series I, Commercial Paper,            A-1+     5,000,000
                      3.000%, 3/27/98
--------------------------------------------------------------------------------------------------------------------
                    Water and Sewer -- 19.1%

       4,675,000    Hillsborough Certificates of Participation, Water & Sewer System Project,      A-1     4,675,000
                      Series 1995A, Variable Rate Demand Bonds, 3.350%, 6/01/15**

       2,500,000    Los Angeles Wastewater System, Commercial Paper, 3.150%, 5/20/98            VMIG-1     2,500,000

       7,400,000    Monterey County Financing Authority, Revenue Bonds (Reclamation and         VMIG-1     7,400,000
                      Distribution Project), Series 1995A, Variable Rate Demand Bonds,
                      3.900%, 9/01/36**

       6,300,000    Orange County Sanitation District, Certificates of Participation,           VMIG-1     6,300,000
                      Variable Rate Demand Bonds, 3.600%, 8/01/17**

       4,050,000    San Diego County, Rincon Del Diablo Municipal Water District, Rincon        VMIG-2     4,050,000
                      Public Facilities Corporation, Commercial Paper, 3.900%, 5/01/98

       5,800,000    Santa Paula Public Financing Authority, Lease Revenue Bonds, Series            A-2     5,800,000
                      1996, Water System Acquisition Project, Variable Rate Demand Bonds,
                      3.800%, 2/01/26**
--------------------------------------------------------------------------------------------------------------------
    $159,256,000    Total Investments -- 99.3%                                                           159,306,584
================----------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities -- 0.7%                                                  1,188,858
                    ------------------------------------------------------------------------------------------------
                    Net Assets -- 100%                                                                  $160,495,442
                    ================================================================================================

                    *   Ratings (not covered by the report of independent public accountants): Using the higher of
                        Standard & Poor's or Moody's rating.

                    N/R -- Investment is not rated.

                    ** The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
                       This rate changes periodically based on market conditions or a specified market index.

                                                                     See accompanying notes to financial statements.

Portfolio of Investments
February 28, 1998
Massachusetts

       Principal                                                                                           Amortized
          Amount    Description                                                                Ratings*         Cost
--------------------------------------------------------------------------------------------------------------------
                    Education and Civic Organizations -- 24.7%

      $  800,000    Massachusetts Health and Educational Facilities Authority (Harvard          VMIG-1    $  800,000
                      University), Variable Rate Demand Bonds, 2.950%, 2/01/16**

       1,700,000    Massachusetts Health and Educational Facilities Authority, Amherst College  VMIG-1     1,700,000
                      Issue, Series F, Variable Rate Demand Bonds, 3.100%, 11/01/26**

       1,000,000    Massachusetts Industrial Finance Agency (Showa Women's Institute Boston,    VMIG-1     1,000,000
                      Inc. 1994 Project), Variable Rate Demand Bonds, 3.650%, 3/15/04**

       1,000,000    Massachusetts Industrial Finance Agency (Emerson College Issue), Series        N/R     1,000,000
                      1995, Variable Rate Demand Bonds, 3.200%, 1/01/15**

       1,000,000    Massachusetts Industrial Finance Agency (Massachusetts Society for the         A-1     1,000,000
                      Prevention of Cruelty to Animals Issue), Series 1997, Variable Rate
                      Demand Bonds, 3.250%, 8/01/27**

       1,000,000    Massachusetts Industrial Finance Agency (Gordon College Issue), Series        A-1+     1,000,000
                      1997, Variable Rate Demand Bonds, 3.250%, 12/01/27**

       1,000,000    Massachusetts Industrial Finance Agency (Eastern Nazarene College Issue),     A-1+     1,000,000
                      Series 1997, Variable Rate Demand Bonds, 3.250%, 10/01/27**

       1,800,000    Puerto Rico Industrial Medical, Educational and Environmental Authority     VMIG-1     1,800,000
                      (Inter American University of Puerto Rico), Commercial Paper, 3.650%,
                      4/06/98
--------------------------------------------------------------------------------------------------------------------
                    Health Care -- 21.5%

       1,000,000    Massachusetts Health and Educational Facilities Authority, Capital Asset    VMIG-1     1,000,000
                      Program, Series A, Variable Rate Demand Bonds, 3.300%, 1/01/01**

       1,000,000    Massachusetts Health and Educational Facilities Authority (Capital Asset    VMIG-1     1,000,000
                      Program, Series B), Variable Rate Demand Bonds, 3.400%, 7/01/05**

       1,700,000    Massachusetts Health and Educational Facilities Authority (Capital Asset    VMIG-1     1,700,000
                      Program), Variable Rate Demand Bonds, 3.600%, 1/01/35**

       1,800,000    Massachusetts Health and Educational Facilities Authority (Brigham and      VMIG-1     1,800,000
                      Women's Hospital), Variable Rate Demand Bonds, 3.300%, 7/01/17**

       1,900,000    Massachusetts Health and Educational Facilities Authority, Partners         VMIG-1     1,900,000
                      Healthcare System, Series P, Variable Rate Demand Bonds, 3.100%,
                      7/01/27**

         675,000    Massachusetts Health and Educational Facilities Authority, Hallmark Health     Aaa       675,997
                      System Issue, Revenue Bonds, Series A, Variable Rate Demand Bonds,
                      4.250%, 7/01/98
--------------------------------------------------------------------------------------------------------------------
                    Housing/Multifamily -- 6.8%

       1,560,000    Massachusetts Industrial Finance Agency, Chestnut House Apartments             A-2     1,560,000
                      (FHA Insurance), Variable Rate Demand Bonds, 3.300%, 8/01/26**

       1,000,000    Massachusetts Industrial Finance Agency (Lower Mills Associates LP),           N/R     1,000,000
                      Series 1995, Variable Rate Demand Bonds, 3.200%, 12/01/20**
--------------------------------------------------------------------------------------------------------------------
                    Industrial/Other -- 1.6%

         585,000    Massachusetts Industrial Finance Agency, Adjustable Rate Industrial Revenue    N/R       585,000
                      Bonds (Jencoat/Levy Realty Trust), Variable Rate Demand Bonds, 4.415%,
                      10/06/99**
--------------------------------------------------------------------------------------------------------------------
                    Long Term Care -- 5.3%

       1,300,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Goddard House),        A-1     1,300,000
                      Series 1995, Variable Rate Demand Bonds, 3.150%, 11/01/25**

Portfolio of Investments
February 28, 1998
Massachusetts -- continued



  Principal                                                                                                             Amortized
     Amount     Description                                                                               Ratings*           Cost
---------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- continued

$   680,000     Massachusetts Industrial Finance Agency, Edgewood Retirement Community Project,             VMIG-1    $   680,000
                  Series 1995-C, Variable Rate Demand Bonds, 3.300%, 11/15/25+
---------------------------------------------------------------------------------------------------------------------------------
                Other Revenue -- 2.7%

  1,000,000     Montachusett Regional Transit Authority, Massachusetts, Revenue Anticipation Notes,            N/R      1,001,065
                  4.250%, 6/26/98
---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 27.3%

  1,800,000     Massachusetts Bay Transportation Authority, Series C, Commercial Paper, 3.550%, 4/29/98       A-1+      1,800,000
  1,000,000     Town of Barnstable, Massachusetts, Bond Anticipation Notes, 4.250%, 10/23/98                   N/R      1,002,489
  1,000,000     Farmingham General Obligation, Unlimited Tax Bond Anticipation Note, 4.000%, 2/05/99           N/R      1,003,335
  1,000,000     Town of Georgetown, Massachusetts, Bond Anticipation Notes, 4.000%, 6/12/98                    N/R      1,000,542
  1,500,000     Town of Holliston, Massachusetts, Bond Anticipation Notes, 4.000%, 9/23/98                     N/R      1,502,912
  1,000,000     Newton Bond Anticipation Notes, 4.000%, 3/25/98                                                N/R      1,000,127
  1,000,000     City of Quincy, Massachusetts, Bond Anticipation Notes, 4.200%, 5/21/98                        N/R      1,000,680
  1,000,000     Town of Uxbridge, Massachusetts, Bond Anticipation Notes, 4.250%, 7/15/98                      N/R      1,001,433
  1,000,000     Town of Weston, Massachusetts, Bond Anticipation Notes, 4.000%, 9/30/98                        N/R      1,001,694
---------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 1.6%

    600,000     Massachusetts Industrial Finance Agency, Resource Recovery (Ogden Haverhill),               VMIG-1        600,000
                   Variable Rate Demand Bonds, 3.150%, 12/01/06+
---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 5.1%

  1,000,000     Massachusetts Water Resources Authority, Series 1997, Commercial Paper, 3.600%, 5/13/98       A-1+      1,000,000
    900,000     Massachusetts Water Resources Authority, Series 1994, Commercial Paper, 3.650%, 5/13/98       A-1+        900,000
---------------------------------------------------------------------------------------------------------------------------------
$36,300,000     Total Investments -- 96.6%                                                                             36,315,274
===========----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 3.4%                                                                   1,268,024
                -----------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                    $37,583,298
                =================================================================================================================

                * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                N/R - Investment is not rated.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.





                                 See accompanying notes to financial statements.

                         Portfolio of Investments
                         February 28, 1998
                         New York

  Principal                                                                                                  Amortized
     Amount   Description                                                                   Ratings*              Cost
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclical - 8.6%

$1,100,000    New York Environmental Facilities Corporation (General Electric Company),         A-1+        $1,100,000
               Commercial Paper, 3.550%, 3/09/98

 1,000,000    Dutchess County Industrial Development Agency, Industrial Development              A-1         1,000,000
               Revenue Bonds (Toys "R" US--NYTEX Inc. Facility), Series 1984, Variable
               Rate Demand Bonds, 3.475%, 11/01/19+

   500,000    Yonkers Industrial Development Agency, Series 1989, Civic Facility Revenue      VMIG-1           500,000
               Bonds, Variable Rate Demand Bonds, 3.200%, 7/01/19+
----------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations - 18.4%

 1,300,000    Dormitory Authority of the State of New York, New York Founding Charitable      VMIG-1         1,300,000
               Corporation, Revenue Bonds, Series 1997, Variable Rate Demand Bonds,
               3.300%, 7/01/12+

 1,100,000    New York State Housing Finance Agency, Demand Revenue Bonds, Series 1984-A      VMIG-1         1,100,000
               (Mt. Sinai School of Medicine), Variable Rate Demand Bonds, 3.250%,
               11/01/14+

 1,100,000    New York City Trust for Cultural Resources (Guggenheim Foundation), Variable    VMIG-1         1,100,000
               Rate Demand Bonds, 3.650%, 12/01/15+

   200,000    New York City Industrial Development Agency, Revenue Bonds, Series 1989,          A-1+           200,000
               Audubon Society, Variable Rate Demand Bonds, 3.650%, 12/01/14+

   900,000    Puerto Rico Industrial Medical Education and Environmental Authority,              A-1           900,000
               Ana G. Mendez Educational Foundation (FEAGM Project), Variable Rate Demand
               Bonds, 4.100%, 12/01/15+

   980,000    Syracuse Industrial Development Agency, Multi-Modal Interchangeable Rate Civic  VMIG-1           980,000
               Facility, Revenue Bonds (Syracuse University), Variable Rate Demand Bonds,
               3.650%,  3/01/23+
----------------------------------------------------------------------------------------------------------------------
              Financials - 6.6%

 1,000,000    City of Albany Industrial Development Agency, Industrial Development Revenue       A-1         1,000,000
               Bonds (Vulcan Investors 1986-1 Project), Series 1986 A, Variable Rate Demand
               Bonds, 4.100%, 7/01/06 (Mandatory put 7/01/98)+

 1,000,000    New York City Industrial Development Agency, Refunding Revenue (LaGuardia         A-1+         1,000,000
               Associates Project), Variable Rate Demand Bonds, 3.300%, 12/01/15+
----------------------------------------------------------------------------------------------------------------------
              Health Care - 9.6%

   900,000    Dormitory Authority of the State of New York (Sloan Kettering Cancer Center),      A-1           900,000
               Variable Rate Demand Bonds, 3.300%, 7/01/19+

   900,000    New York State Medical Care Facilities Finance Agency (Lenox Hill Hospital),    VMIG-1           900,000
               Variable Rate Demand Bonds, 3.300%, 11/01/08+

 1,100,000    New York State Medical Care Facilities Finance Agency (Children's Hospital
               of Buffalo), Variable Rate Demand Bonds, 3.400%, 11/01/05+                     VMIG-1         1,100,000
----------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 5.5%

 1,000,000    New York State Housing Finance Agency (Normandie Court), Variable Rate
               Demand Bonds, 3.150%, 5/15/15+                                                 VMIG-1         1,000,000

   370,000    New York City Housing Development Corporation (Parkgate Tower), Variable
               Rate Demand Bonds, 3.200%, 12/01/07+                                             A-1+           370,000

   300,000    New York City Housing Development Corporation (Columbus Gardens Project),
               Variable Rate Demand Bonds, 3.200%, 2/01/07+                                     A-1+           300,000

              15

                          Portfolio of Investments
                          February 28, 1998
                          New York - continued

  Principal                                                                                                  Amortized
     Amount    Description                                                                   Ratings*             Cost
----------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 5.6%

 $  700,000    Guilderland Industrial Development Agency, Series 1993A (Northeastern             P-1        $  700,000
               Ind Park PJ), Variable Rate Demand Bonds, 3.550%, 12/01/08+

  1,000,000    Nassau County Industrial Development Agency, Manhasset Associates                 A-1         1,000,000
                Project, Series 1984, Variable Rate Demand Bonds, 3.100%, 12/01/99+
----------------------------------------------------------------------------------------------------------------------
               Long Term Care - 6.3%

  1,100,000    New York State Dormitory Authority (St. Francis Center at the Knolls,          VMIG-1         1,100,000
                Inc.), Variable Rate Demand Bonds, 3.750%, 7/01/23+

    800,000    New York State Dormitory Authority, Revenue Bonds, Series 1995                 VMIG-1           800,000
                (Beverwyck Inc), Variable Rate Demand Bonds, 3.300%, 7/01/25+
----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 19.0%

  1,000,000    New York State Environmental Quality, Variable Interest Rate General           VMIG-1         1,000,000
                Obligation Bonds, Series 1997A, 3.450%, 2/01/17+

  1,000,000    Buffalo Revenue Anticipation Notes, 4.400%, 8/05/98                             MIG-1         1,002,435

  1,000,000    County of Erie, New York, General Obligation Serial Notes, 1997B,                 N/R         1,004,341
                4.500%, 10/29/98

  1,000,000    New York City General Obligation Adjustable Rate Bonds, Fiscal 1994,           VMIG-1         1,000,000
                Series B-4, Variable Rate Demand Bonds, 3.900%, 8/15/21+

    500,000    The City of New York, General Obligation Bonds, Fiscal 1995, Series B,         VMIG-1           500,000
                Variable Rate Demand Bonds, 3.600%, 8/15/22+

  1,250,000    Puerto Rico Government Development Bank, Adjustable Refunding Bonds,           VMIG-1         1,250,000
                Series 1985, Variable Rate Demand Bonds, 2.900%, 12/01/15+
----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 9.4%

  1,200,000    New York Local Government Assistance Corp, Series 1995E, Variable Rate         VMIG-1         1,200,000
                Demand Bonds, 3.150%, 4/01/25+

    640,000    New York State Job Development Authority, Series 1984E, Variable Rate          VMIG-1           640,000
                Demand Bonds, 4.100%, 3/01/99+

  1,000,000    Triborough Bridge and Tunnel Authority, Special Obligation, Series 1994,        MIG-1         1,000,000
                Variable Rate Demand Bonds, 3.150%, 1/01/24+
----------------------------------------------------------------------------------------------------------------------
               Transportation - 1.3%

    400,000    New York State Thruway Authority, General Revenue Bonds, Variable Rate         VMIG-1           400,000
                Demand Bonds, 3.650%, 1/01/24+
----------------------------------------------------------------------------------------------------------------------
               Utilities - 3.3%

  1,000,000    New York State Energy Research and Development Authority, Pollution               P-1         1,000,000
                Control Revenue (Central Hudson Gas and Electric Corporation),
                Variable Rate Demand Bonds, 3.200%, 11/01/20+

  Principal                                                                                               Amortized
     Amount      Description                                                          Ratings*                 Cost
-------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 3.3%

 $1,000,000      New York City Municipal Water Finance Authority, Series 3,               A-1+          $ 1,000,000
                  Commercial Paper, 3.300%, 3/09/98
-------------------------------------------------------------------------------------------------------------------
$29,340,000      Total Investments - 96.9%,                                                              29,346,776
===========--------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.1%                                                       929,527
                 --------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                      $30,276,303
                 ==================================================================================================

                 * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                 N/R - Investment is not rated.

                 + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                 17
                                 See accompanying notes to financial statements.


Statement of Net Assets
February 28, 1998
                                                                      Reserves    California
---------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized
  cost, which approximates market value (note 1)                  $268,979,989   $159,306,584
Cash                                                                 1,108,739        652,281
Receivables:
  Interest                                                           1,507,742        983,936
  Investments sold                                                         --             --
Other assets                                                             4,293          8,319
---------------------------------------------------------------------------------------------
    Total assets                                                   271,600,763    160,951,120
---------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
  Management fees (note 4)                                              94,638         45,277
  12b-1 fees (note 4)                                                   17,667         34,497
  Other                                                                196,852         17,036
Dividends payable                                                      568,769        358,868
---------------------------------------------------------------------------------------------
    Total liabilities                                                  877,926        455,678
---------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 3)              $270,722,837   $160,495,442
=============================================================================================
Shares outstanding:
  Service Plan series                                                      --      86,915,597
  Distribution Plan series                                                 --      54,788,953
  Institutional series                                                     --      18,790,892
---------------------------------------------------------------------------------------------
Total shares outstanding                                           270,722,837    160,495,442
=============================================================================================
Net asset value, offering and redemption price per share
  (net assets divided by shares outstanding)                      $       1.00   $       1.00
=============================================================================================


18
                                 See accompanying notes to financial statements.


                                                                  Massachusetts     New York
--------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized
  cost, which approximates market value (note 1)                    $36,315,274  $29,346,776
Cash                                                                  1,068,064      795,044
Receivables:
  Interest                                                              303,309      147,831
  Investments sold                                                      100,000      120,364
Other assets                                                                978          499
--------------------------------------------------------------------------------------------
     Total assets                                                    37,787,625   30,410,514
--------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
  Management fees (note 4)                                                1,935        3,226
  12b-1 fees (note 4)                                                    21,303        2,682
  Other                                                                  99,353       63,601
Dividends payable                                                        81,736       64,702
--------------------------------------------------------------------------------------------
     Total liabilities                                                  204,327      134,211
--------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 3)                $37,583,298  $30,276,303
============================================================================================
Shares outstanding:
  Service Plan series                                                 6,085,454    1,405,519
  Distribution Plan series                                           25,920,217   28,854,117
  Institutional series                                                5,577,627       16,667
--------------------------------------------------------------------------------------------
Total shares outstanding                                             37,583,298   30,276,303
============================================================================================
Net asset value, offering and redemption price per share
  (net assets divided by shares outstanding)                        $      1.00  $      1.00
============================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1998

                                                                        Reserves
-------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                 $10,364,736
-------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                              1,375,625
12b-1 fees (note 4)                                                     118,178
Shareholders' servicing agent fees and expenses                         446,085
Custodian's fees and expenses                                            55,780
Directors' fees and expenses (note 4)                                     5,610
Professional fees                                                        23,126
Shareholders' reports - printing and mailing expenses                   151,600
Federal and state registration fees                                      43,261
Other expenses                                                           23,003
-------------------------------------------------------------------------------
Total expenses before expense reimbursement                           2,242,268
   Expense reimbursement (note 4)                                      (178,780)
-------------------------------------------------------------------------------
Net expenses                                                          2,063,488
-------------------------------------------------------------------------------
Net investment income                                                 8,301,248
Net gain from investment transactions (notes 1 and 2)                        --
-------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 8,301,248
===============================================================================

                                 See accompanying notes to financial statements.
20

                                                                                       California
                                                         -------------------------------------------------------------
                                                         Service Plan   Distribution Plan    Institutional
                                                               series              series           series       Total
----------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                        $2,866,349          $1,971,285        $869,013   $5,706,647
----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                      312,991             214,290          94,714      621,995
12b-1 fees (note 4)                                            78,990              62,307              --      141,297
Shareholders' servicing agent fees and expenses                 4,125              37,513             212       41,850
Custodian's fees and expenses                                  21,301              14,582           6,448       42,331
Directors' fees and expenses (note 4)                           1,654               1,142             502        3,298
Professional fees                                               6,972               4,809           2,117       13,898
Shareholders' reports - printing and mailing expenses           8,279              16,970           2,778       28,027
Federal and state registration fees                            11,026                 494           1,592       13,112
Other expenses                                                  5,849               4,052           1,791       11,692
----------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                   451,187             356,159         110,154      917,500
   Expense reimbursement (note 4)                             (20,777)            (61,479)             --      (82,256)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                  430,410             294,680         110,154      835,244
----------------------------------------------------------------------------------------------------------------------
Net investment income                                       2,435,939           1,676,605         758,859    4,871,403
Net gain from investment transactions (notes 1 and 2)              --                  --              --           --
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $2,435,939          $1,676,605        $758,859   $4,871,403
======================================================================================================================

                                 See accompanying notes to financial statements.
21

               Year ended February 28, 1998

                                                                                 Massachusetts
                                                         --------------------------------------------------------------
                                                         Service Plan   Distribution Plan   Institutional
                                                               series              series          series         Total
-----------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                          $296,695           $ 975,737        $168,303    $1,440,735
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                       32,948             108,396          18,769       160,113
12b-1 fees (note 4)                                            17,119              23,932              --        41,051
Shareholders' servicing agent fees and expenses                 1,191              30,580             704        32,475
Custodian's fees and expenses                                  10,324              33,914           5,847        50,085
Directors' fees and expenses (note 4)                             935               3,070             529         4,534
Professional fees                                               7,976              26,067           4,456        38,499
Shareholders' reports - printing and mailing expenses           1,155              28,498             142        29,795
Federal and state registration fees                               802                 776             649         2,227
Other expenses                                                  1,086               3,599             622         5,307
-----------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                    73,536             258,832          31,718       364,086
 Expense reimbursement (note 4)                               (28,267)           (109,750)         (5,908)     (143,925)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                   45,269             149,082          25,810       220,161
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                         251,426             826,655         142,493     1,220,574
Net gain from investment transactions (notes 1 and 2)              --                  --              --            --
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $251,426           $ 826,655        $142,493    $1,220,574
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                    New York
                                                         --------------------------------------------------------------
                                                         Service Plan   Distribution Plan   Institutional
                                                               series              series          series         Total
-----------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                           $20,007            $988,441            $608    $1,009,056
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                        2,239             108,502              66       110,807
12b-1 fees (note 4)                                               220              12,367              --        12,587
Shareholders' servicing agent fees and expenses                 1,724              29,224              26        30,974
Custodian's fees and expenses                                     889              44,368              27        45,284
Directors' fees and expenses (note 4)                              11                 609              --           620
Professional fees                                                 287              14,810              10        15,107
Shareholders' reports -- printing and mailing expenses          1,281              27,782              58        29,121
Federal and state registration fees                                 7                 248              --           255
Other expenses                                                     62               2,814               1         2,877
-----------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                     6,720             240,724             188       247,632
 Expense reimbursement (note 4)                                (3,642)            (91,510)            (96)      (95,248)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                    3,078             149,214              92       152,384
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                          16,929             839,227             516       856,672
Net gain from investment transactions (notes 1 and 2)              --                  --              --            --
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $16,929            $839,227            $516    $  856,672
=======================================================================================================================



                                 See accompanying notes to financial statements.

              Statement of Changes in Net Assets

                                                                     Reserves
                                                          -----------------------------
                                                             Year ended      Year ended
                                                                2/28/98         2/28/97
---------------------------------------------------------------------------------------
Operations
Net investment income                                     $   8,301,248   $   8,865,233
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                    --              --
---------------------------------------------------------------------------------------
Net increase in net assets from operations                    8,301,248       8,865,233
---------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                       (8,301,248)     (8,865,233)
---------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                            175,436,062     423,698,103
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                        7,880,661       8,439,437
---------------------------------------------------------------------------------------
                                                            183,316,723     432,137,540
---------------------------------------------------------------------------------------
Cost of shares redeemed                                    (216,681,366)   (467,712,524)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  share transactions                                        (33,364,643)    (35,574,984)
Net assets at the beginning of year                         304,087,480     339,662,464
---------------------------------------------------------------------------------------
Net assets at the end of year                             $ 270,722,837   $ 304,087,480
=======================================================================================

                                 See accompanying notes to financial statements.
24

                                                                                      California
                                                           -----------------------------------------------------------------
                                                                                   Year ended 2/28/98
                                                           -----------------------------------------------------------------
                                                            Service Plan   Distribution Plan   Institutional
                                                                  series              series          series           Total
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $   2,435,939        $  1,676,605   $     758,859   $   4,871,403
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                     --                  --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                     2,435,939           1,676,605         758,859       4,871,403
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                        (2,435,939)         (1,676,605)       (758,859)     (4,871,403)
----------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                             161,050,966          31,802,629     101,301,804     294,155,399
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                2,277,888           1,512,816              18       3,790,722
----------------------------------------------------------------------------------------------------------------------------
                                                             163,328,854          33,315,445     101,301,822     297,946,121
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                     (171,719,687)        (36,016,099)   (115,353,497)   (323,089,283)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share
  transactions                                                (8,390,833)         (2,700,654)    (14,051,675)    (25,143,162)
Net assets at the beginning of year                           95,306,430          57,489,607      32,842,567     185,638,604
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $  86,915,597        $ 54,788,953   $  18,790,892   $ 160,495,442
============================================================================================================================



                                 See accompanying notes to financial statements.

                                                                                       California
                                                          ------------------------------------------------------------------
                                                                                   Year ended 2/28/97
                                                          ------------------------------------------------------------------
                                                            Service Plan   Distribution Plan   Institutional
                                                                  series              series          series           Total
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $   2,063,055        $  1,895,382   $   1,473,714   $   5,432,151
Net realized gain (loss) from investment
 transactions (notes 1 and 2)                                         --                  --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                     2,063,055           1,895,382       1,473,714       5,432,151
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                        (2,063,055)         (1,895,382)     (1,473,714)     (5,432,151)
----------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
 (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                             138,494,313          60,809,468     209,608,538     408,912,319
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                          1,919,782           1,593,201          47,282       3,560,265
----------------------------------------------------------------------------------------------------------------------------
                                                             140,414,095          62,402,669     209,655,820     412,472,584
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                     (115,829,598)        (77,933,155)   (211,205,458)   (404,968,211)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 share transactions                                           24,584,497         (15,530,486)     (1,549,638)      7,504,373
Net assets at the beginning of year                           70,721,933          73,020,093      34,392,205     178,134,231
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $  95,306,430        $ 57,489,607   $  32,842,567   $ 185,638,604
============================================================================================================================


                                 See accompanying notes to financial statements.
26

                                                                                    Massachusetts
                                                           ----------------------------------------------------------------
                                                                                 Year ended 2/28/98
                                                           ----------------------------------------------------------------
                                                           Service Plan   Distribution Plan   Institutional
                                                                 series              series          series           Total
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $    251,426        $    826,655     $   142,493   $  1,220,574
Net realized gain (loss) from investment
  transactions (notes 1 and 2)                                       --                  --              --             --
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      251,426             826,655         142,493      1,220,574
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                         (251,426)           (826,655)       (142,493)    (1,220,574)
---------------------------------------------------------------------------------------------------------------------------

Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                             11,631,756          20,106,738      11,348,896     43,087,390
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                          252,889             812,123          21,738      1,086,750
---------------------------------------------------------------------------------------------------------------------------
                                                             11,884,645          20,918,861      11,370,634     44,174,140
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                     (15,763,455)        (22,081,518)     (9,770,347)   (47,615,320)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  share transactions                                         (3,878,810)         (1,162,657)      1,600,287     (3,441,180)
Net assets at the beginning of year                           9,964,264          27,082,874       3,977,340     41,024,478
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $  6,085,454        $ 25,920,217     $ 5,577,627   $ 37,583,298
===========================================================================================================================

          27
                                 See accompanying notes to financial statements.

                                                                                    Massachusetts
                                                           ----------------------------------------------------------------
                                                                                 Year ended 2/28/97
                                                           ----------------------------------------------------------------
                                                           Service Plan   Distribution Plan   Institutional
                                                                 series              series          series           Total
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $    829,383        $    765,855    $    126,569   $   1,721,807
Net realized gain (loss) from investment
  transactions (notes 1 and 2)                                     (134)               (365)            (53)           (552)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      829,249             765,490         126,516       1,721,255
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                         (829,249)           (765,490)       (126,516)     (1,721,255)
----------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                             44,456,256          21,736,601      12,606,653      78,799,510
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                          897,029             748,887          37,305       1,683,221
----------------------------------------------------------------------------------------------------------------------------
                                                             45,353,285          22,485,488      12,643,958      80,482,731
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                     (73,639,600)        (21,681,856)    (12,216,797)   (107,538,253)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  share transactions                                        (28,286,315)            803,632         427,161     (27,055,522)
Net assets at the beginning of year                          38,250,579          26,279,242       3,550,179      68,080,000
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $  9,964,264        $ 27,082,874    $  3,977,340   $  41,024,478
============================================================================================================================

28
                                 See accompanying notes to financial statements.

                                                                                       New York
                                                           -----------------------------------------------------------------
                                                                                 Year ended 2/28/98
                                                           -----------------------------------------------------------------
                                                           Service Plan   Distribution Plan   Institutional
                                                                 series              series          series            Total
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $   16,929        $    839,227         $   516     $    856,672
Net realized gain (loss) from investment
  transactions (notes 1 and 2)                                       --                  --              --               --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       16,929             839,227             516          856,672
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                          (16,929)           (839,227)           (516)        (856,672)
----------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                              1,014,732          14,585,479              --       15,600,211
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                           13,306             854,990              --          868,296
----------------------------------------------------------------------------------------------------------------------------
                                                              1,028,038          15,440,469              --       16,468,507
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (36,590)        (12,701,915)             --      (12,738,505)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  share transactions                                            991,448           2,738,554              --        3,730,002
Net assets at the beginning of year                             414,071          26,115,563          16,667       26,546,301
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                $1,405,519        $ 28,854,117         $16,667     $ 30,276,303
============================================================================================================================

                                                                              See accompanying notes to financial statements.

                                                                                      New York
                                                           -----------------------------------------------------------------
                                                                                 Year ended 2/28/97
                                                           -----------------------------------------------------------------
                                                           Service Plan   Distribution Plan   Institutional
                                                                 series              series          series            Total
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $  12,056        $    819,638         $   483     $    832,177
Net realized gain (loss) from investment
 transactions (notes 1 and 2)                                        --                  --              --               --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       12,056             819,638             483          832,177
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                          (12,056)           (819,638)           (483)        (832,177)
----------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
 (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                 57,000          12,254,309              --       12,311,309
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                            11,184             794,185              --          805,369
----------------------------------------------------------------------------------------------------------------------------
                                                                 68,184          13,048,494              --       13,116,678
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (208,572)        (18,564,379)             --      (18,772,951)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 share transactions                                            (140,388)         (5,515,885)             --       (5,656,273)
Net assets at the beginning of year                             554,459          31,631,448          16,667       32,202,574
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                 $ 414,071        $ 26,115,563         $16,667     $ 26,546,301
============================================================================================================================

                                                                             See accompanying notes to financial statements.

Notes to Financial Statements
February 28, 1998


              1. General Information and Significant Accounting Policies

The money market Funds (the "Funds") covered in this report are Nuveen Tax-Free Reserves, Inc., a nationally diversified Fund, Nuveen California Tax-Free Fund, Inc. (comprising the Nuveen California Tax-Free Money Market Fund) and Nuveen Tax-Free Money Market Fund, Inc. (comprising the Nuveen Massachusetts and New York Tax-Free Money Market Funds).

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. Each Fund invests in tax-exempt money market instruments. Shares of the state Funds are issued in three series:
(1) the "Service Plan" series intended for purchase by or through banks and other organizations who have agreed to perform certain services for their customers who are shareholders of this series of the Fund, (2) the "Distribution Plan" series intended for purchase by or through securities dealers who have agreed to perform distribution and administrative services for their customers who are shareholders of this series of the Fund and (3) the "Institutional" series intended for purchase by trustees, bank trust departments and investment bankers or advisers.

Each Fund issues its own shares at net asset value, which the Fund will seek to maintain at $1.00 per share, without a sales charge.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

Investments in each of the Funds consist of short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 28, 1998, the dollar-weighted average life was 42 days for Reserves, 30 days for California, 58 days for Massachusetts and 33 days for New York).

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, there were no such outstanding purchase commitments in any of the Funds.

              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

              Dividends and Distributions to Shareholders

Tax-exempt net investment income, adjusted for realized short-term gains and losses on investment transactions, is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end.

              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, including any net realized capital gains from investment transactions. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax and designated state income taxes for the California, Massachusetts and New York Funds, to retain such tax exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gain distributions, if any, are subject to federal taxation.

              Insurance Commitments

The Funds have obtained commitments (each a "Commitment") from Municipal Bond Investors Assurance Corporation ("MBIA") with respect to certain designated bonds held by the Funds for which credit support is furnished by banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if a Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Banks had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such

              February 28, 1998




insurance would not guarantee the market value of the bonds or the value of the Funds' shares, the Funds believe that their ability to obtain insurance for such bonds under such adverse circumstances will enable the Funds to hold or dispose of such bonds at a price at or near their par value.

              Derivative Financial Instruments

The Funds may invest in transactions in certain derivative financial instruments, including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

              2.  Securities Transactions

Purchases and sales (including maturities) of investments in short-term municipal securities during the fiscal year ended February 28, 1998, were as follows:

                                          Reserves    California  Massachusetts     New York
              ------------------------------------------------------------------------------
              Purchases               $655,708,583  $328,756,802    $94,228,093  $42,274,710
              Sales and Maturities     688,777,500   354,432,000     97,155,000   38,770,000
              ==============================================================================

At February 28, 1998, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.
              3.  Composition of Net Assets

At February 28, 1998, the Funds had common stock authorized at $.01 par value per share. The composition of net assets as well as the number of authorized shares were as follows:

                                               Reserves          California   Massachusetts        New York
              ---------------------------------------------------------------------------------------------
              Capital paid in:
                Service Plan series      $           --      $   86,915,597  $    6,085,454  $    1,405,519
                Distribution Plan series             --          54,788,953      25,920,217      28,854,117
                Institutional series                 --          18,790,892       5,577,627          16,667
              ---------------------------------------------------------------------------------------------
              Net assets                 $  270,722,837      $  160,495,442  $   37,583,298  $   30,276,303
              =============================================================================================
              Authorized shares           2,000,000,000       2,350,000,000   2,500,000,000   2,500,000,000
              =============================================================================================

              4.  Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                                  Management fees
                                                           ----------------------------
              Average daily net asset value                Reserves          CA, MA, NY
              -------------------------------------------------------------------------
              For the first $500 million                   .500 of 1%        .400 of 1%
              For the next $500 million                    .475 of 1         .375 of 1
              For net assets over $1 billion               .450 of 1         .350 of 1
              ========================================================================

Also, pursuant to a distribution agreement with the Funds, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, pays sales and promotion expenses in connection with the offering of Fund shares. The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 and a Service Plan pursuant to which the Distribution Plan series and the Service Plan series and the Distributor pay, in equal amounts, fees to securities dealers and service organizations for services rendered in the distribution of shares of the Funds or the servicing of shareholder accounts. For Reserves, total service payments to such securities dealers and organizations on an annualized basis range from .1 of 1% to .2 of 1% of the average daily net asset value of serviced accounts up to $10 million and
 .3 of 1% for such assets over $10 million. For the California, Massachusetts and New York Funds, total service payments to such securities dealers and organizations are .25 of 1% per year of the average daily net asset value of serviced accounts.

The management fee is reduced by, or the Adviser assumes certain expenses of each Fund, in an amount necessary to prevent the total expenses of each Fund (including the management fee and each Fund's share of service payments under the Distribution and Service Plans, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net asset value of Reserves, and .55 of 1% of the average daily net asset value of the California, Massachusetts and New York Funds.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Funds pay no compensation directly to those of the Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

              5. Investment Composition

At February 28, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                   Reserves   California   Massachusetts   New York
              --------------------------------------------------------------------------------------
              Basic Materials                             3%          --%             --%        --%
              Capital Goods                               3           --              --         --
              Consumer Cyclical                           3           --              --          9
              Consumer Staples                           --            4              --         --
              Education and Civic Organizations           6           --              26         19
              Financials                                 --           --              --          7
              Health Care                                18           14              22         10
              Housing/Multifamily                         3           15               7          6
              Industrial/Other                            7           --               2          6
              Long Term Care                             10           --               6          7
              Other Revenue                               2            4               2         --
              Tax Obligation/General                     16           12              28         20
              Tax Obligation/Limited                      7           25              --         10
              Utilities                                  18            7               2          3
              Water and Sewer                             4           19               5          3
              --------------------------------------------------------------------------------------
                                                        100%         100%            100%       100%
              ======================================================================================

At February 28, 1998, certain investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (92% for Reserves, 92% for California, 77% for Massachusetts and 96% for New York).

For additional information regarding each investment security, refer to the Portfolio of Investments.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

RESERVES                             Operating performance         Less distributions
                                    ------------------------   --------------------------
                                                         Net
                             Net                realized and    Dividends                       Net       Total
                           asset                  unrealized    from tax-                     asset      return
                           value           Net   gain (loss)   exempt net   Distributions     value      on net
Year ended             beginning    investment          from   investment    from capital    end of       asset
February 28/29,        of period    income (a)   investments       income           gains    period   value (b)
----------------------------------------------------------------------------------------------------------------
   1998                    $1.00          $.03           $--        $(.03)            $--     $1.00        3.02%
   1997                     1.00           .03            --         (.03)             --      1.00        2.87
   1996                     1.00           .03            --         (.03)             --      1.00        3.23
   1995                     1.00           .03            --         (.03)             --      1.00        2.46
   1994                     1.00           .02            --         (.02)             --      1.00        1.84
   1993                     1.00           .02            --         (.02)             --      1.00        2.34
   1992 (c)                 1.00           .02            --         (.02)             --      1.00        1.45
   1991 (d)                 1.00           .05            --         (.05)             --      1.00        4.57
   1990 (d)                 1.00           .06            --         (.06)             --      1.00        5.45
   1989 (d)                 1.00           .06            --         (.06)             --      1.00        5.70
================================================================================================================

  * Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value and are not annualized.

(c) For the five months ended February 29.

(d) For the fiscal year ended September 30.

                   Ratios/Supplemental data
-------------------------------------------------------------------
                                   Ratio                     Ratio
                                  of net                    of net
                   Ratio of   investment     Ratio of   investment
                   expenses    income to     expenses    income to
                 to average      average   to average      average
                 net assets   net assets   net assets   net assets
    Net assets       before       before        after        after
 end of period   reimburse-   reimburse-   reimburse-   reimburse-
(in thousands)         ment         ment     ment (a)     ment (a)
-------------------------------------------------------------------
$      270,723          .81%        2.96%         .75%        3.02%
       304,087          .80         2.82          .75         2.87
       339,662          .79         3.18          .75         3.22
       351,606          .78         2.40          .75         2.43
       404,201          .80         1.78          .75         1.83
       450,746          .74         2.35          .74         2.35
       477,127          .75*        3.48*         .75*        3.48*
       451,808          .72         4.56          .72         4.56
       430,206          .73         5.45          .73         5.45
       390,258          .72         5.69          .72         5.69
===================================================================

     Selected data for a share outstanding throughout each period is as follows:

CALIFORNIA**                           Operating Performance                Less distributions
                             --------------------------------------     --------------------------
                                                                  Net
                                   Net                   realized and      Dividends                           Net        Total
                                 asset                     unrealized      from tax-                         asset       return
                                 value            Net     gain (loss)     exempt net     Distributions       value       on net
Year ended                   beginning     investment            from     investment      from capital      end of        asset
February 28/29,              of period     income (a)     investments         income             gains      period    value (b)
-------------------------------------------------------------------------------------------------------------------------------
1998
 Service Plan series             $1.00           $.03             $--         $(.03)               $--       $1.00         3.13%
 Distribution Plan series         1.00            .03              --          (.03)                --        1.00         3.13
 Institutional series             1.00            .03              --          (.03)                --        1.00         3.22
1997
 Service Plan series              1.00            .03              --          (.03)                --        1.00         2.94
 Distribution Plan series         1.00            .03              --          (.03)                --        1.00         2.94
 Institutional series             1.00            .03              --          (.03)                --        1.00         3.02
1996
 Service Plan series              1.00            .03              --          (.03)                --        1.00         3.32
 Distribution Plan series         1.00            .03              --          (.03)                --        1.00         3.31
 Institutional series             1.00            .03              --          (.03)                --        1.00         3.40
1995
 Service Plan series              1.00            .03              --          (.03)                --        1.00         2.59
 Distribution Plan series         1.00            .03              --          (.03)                --        1.00         2.60
 Institutional series             1.00            .03              --          (.03)                --        1.00         2.69
1994
 Service Plan series              1.00            .02              --          (.02)                --        1.00         1.94
 Distribution Plan series         1.00            .02              --          (.02)                --        1.00         1.92
 Institutional series             1.00            .02              --          (.02)                --        1.00         2.07
1993
 Service Plan series              1.00            .02              --          (.02)                --        1.00         2.28
 Distribution Plan series         1.00            .02              --          (.02)                --        1.00         2.29
 Institutional series             1.00            .02              --          (.02)                --        1.00         2.36
1992(c)
 Service Plan series              1.00            .02              --          (.02)                --        1.00         2.39
 Distribution Plan series         1.00            .02              --          (.02)                --        1.00         2.39
 Institutional series             1.00            .03              --          (.03)                --        1.00         2.45
1991(d)
 Service Plan series              1.00            .05              --          (.05)                --        1.00         4.70
 Distribution Plan series         1.00            .05              --          (.05)                --        1.00         4.70
 Institutional series             1.00            .05              --          (.05)                --        1.00         4.80
1990 (e)                          1.00            .05              --          (.05)                --        1.00         5.37
1989 (e)                          1.00            .06              --          (.06)                --        1.00         5.62
-------------------------------------------------------------------------------------------------------------------------------

     *    Annualized.
     ** Effective for the fiscal year ended June 30, 1991, and thereafter, the Fund has presented the per share data by series.
     (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
     (b) Total returns are calculated on net asset value and are not annualized.
     (c)  For the eight months ended February 29.
     (d)  For the fiscal year ended June 30.
     (e) For the fiscal year ended June 30, represents combined per share data and ratios for the Service Plan, Distribution Plan and Institutional Series.

                           Ratios/Supplemental data
--------------------------------------------------------------------------
                                Ratio of net                         Ratio
                    Ratio of      investment      Ratio of          of net
                    expenses       income to      expenses      investment
                  to average         average    to average       income to
                  net assets      net assets    net assets     average net
    Net assets        before          before         after    assets after
 end of period    reimburse-      reimburse-    reimburse-      reimburse-
(in thousands)          ment            ment      ment (a)        ment (a)
--------------------------------------------------------------------------
$       86,916           .58%           3.09%          .55%           3.12%
        54,789           .66            3.02           .55            3.13
        18,791           .47            3.22           .47            3.22

        95,306           .59            2.89           .55            2.93
        57,490           .61            2.87           .55            2.93
        32,843           .46            3.01           .46            3.01

        70,722           .56            3.28           .54            3.30
        73,020           .62            3.23           .55            3.30
        34,392           .46            3.39           .46            3.39

        41,772           .59            2.15           .55            2.19
        67,157           .64            2.47           .55            2.56
        50,772           .47            2.74           .47            2.74

       415,238           .53            1.94           .53            1.94
        72,380           .73            1.74           .55            1.92
        32,299           .41            2.06           .41            2.06

       469,812           .57            2.24           .55            2.26
        80,652           .62            2.19           .55            2.26
        24,156           .47            2.33           .47            2.33

       478,886           .56*           3.53*          .55*           3.54*
        91,670           .61*           3.48*          .55*           3.54*
        18,334           .45*           3.64*          .45*           3.64*

       431,590           .57            4.65           .55            4.67
        90,031           .61            4.61           .55            4.67
        22,342           .45            4.77           .45            4.77
       452,465           .59            5.34           .55            5.38
       362,927           .57            5.68           .55            5.70
==========================================================================

     Selected data for a share outstanding throughout each period is as follows:

MASSACHUSETTS**                                  Operating Performance             Less distributions
                                             ----------------------------     ----------------------------
                                                                      Net
                                     Net                     realized and      Dividends                           Net       Total
                                   asset                       unrealized      from tax-                         asset      return
                                   value            Net       gain (loss)     exempt net     Distributions       value      on net
Year ended                     beginning     investment              from     investment      from capital      end of       asset
February 28/29,                of period     income (a)       investments         income             gains      period   value (b)
----------------------------------------------------------------------------------------------------------------------------------
1998
 Service Plan series               $1.00           $.03               $--          $(.03)              $--       $1.00        3.05%
 Distribution Plan series           1.00            .03                --           (.03)               --        1.00        3.05
 Institutional series               1.00            .03                --           (.03)               --        1.00        3.05
1997
 Service Plan series                1.00            .03                --           (.03)               --        1.00        2.84
 Distribution Plan series           1.00            .03                --           (.03)               --        1.00        2.84
 Institutional series               1.00            .03                --           (.03)               --        1.00        2.84
1996
 Service Plan series                1.00            .03                --           (.03)               --        1.00        3.17
 Distribution Plan series           1.00            .03                --           (.03)               --        1.00        3.17
 Institutional series               1.00            .03                --           (.03)               --        1.00        3.18
1995
 Service Plan series                1.00            .03                --           (.03)               --        1.00        2.53
 Distribution Plan series           1.00            .03                --           (.03)               --        1.00        2.53
 Institutional series               1.00            .03                --           (.03)               --        1.00        2.61
1994
 Service Plan series                1.00            .02                --           (.02)               --        1.00        1.77
 Distribution Plan series           1.00            .02                --           (.02)               --        1.00        1.74
 Institutional series               1.00            .02                --           (.02)               --        1.00        1.80
1993
 Service Plan series                1.00            .02                --           (.02)               --        1.00        2.33
 Distribution Plan series           1.00            .02                --           (.02)               --        1.00        2.33
 Institutional series               1.00            .02                --           (.02)               --        1.00        2.34
1992 (c)
 Service Plan series                1.00            .03                --           (.03)               --        1.00        3.22
 Distribution Plan series           1.00            .03                --           (.03)               --        1.00        3.22
 Institutional series               1.00            .03                --           (.03)               --        1.00        3.24
1991 (d)
 Service Plan series                1.00            .05                --           (.05)               --        1.00        5.30
 Distribution Plan series           1.00            .05                --           (.05)               --        1.00        5.30
 Institutional series               1.00            .05                --           (.05)               --        1.00        5.30
1990 (e)                            1.00            .06                --           (.06)               --        1.00        5.70
1989 (e)                            1.00            .05                --           (.05)               --        1.00        5.00
-----------------------------------------------------------------------------------------------------------------------------------

     *    Annualized.
     ** Effective for the fiscal year ended June 30, 1991, and thereafter, the Fund has presented the per share data by series.
     (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
     (b) Total returns are calculated on net asset value and are not annualized.
     (c)  For the ten months ended February 29.
     (d)  For the fiscal year ended April 30.
     (e) For the fiscal year ended April 30, represents combined per share data and ratios for the Service Plan, Distribution Plan and Institutional Series.

                                 Ratios/Supplemental data
------------------------------------------------------------------------------------------
                                    Ratio of net                                     Ratio
                       Ratio of       investment             Ratio of               of net
                       expenses        income to             expenses           investment
                     to average          average           to average            income to
                     net assets       net assets           net assets          average net
    Net assets           before           before                after         assets after
 end of period       reimburse-       reimburse-           reimburse-           reimburse-
(in thousands)             ment             ment             ment (a)             ment (a)
------------------------------------------------------------------------------------------
       $ 6,085              .89%            2.71%                 .55%                3.05%
        25,920              .95             2.65                  .55                 3.05
         5,578              .68             2.91                  .55                 3.04

         9,964              .74             2.64                  .55                 2.83
        27,083              .90             2.49                  .55                 2.84
         3,977              .61             2.78                  .55                 2.84

        38,251              .63             3.06                  .55                 3.14
        26,279              .84             2.87                  .55                 3.16
         3,550              .57             3.12                  .54                 3.15

        27,732              .61             2.49                  .55                 2.55
        24,237              .82             2.28                  .55                 2.55
         1,036              .47             2.63                  .47                 2.63

        38,576              .55             1.88                  .52                 1.91
        27,773              .76             1.67                  .55                 1.88
         3,406              .49             1.93                  .49                 1.93

        40,214              .73             2.16                  .55                 2.34
        27,993              .82             2.07                  .55                 2.34
         5,325              .58             2.31                  .55                 2.34

        61,476              .62*            3.73*                 .55*                3.80*
        34,509              .72*            3.63*                 .55*                3.80*
         8,917              .53*            3.82*                 .53*                3.82*

        37,979              .68             5.12                  .55                 5.25
        33,809              .76             5.04                  .55                 5.25
        14,973              .54             5.26                  .54                 5.26
        53,631              .74             5.48                  .55                 5.67
        31,319              .76             4.97                  .55                 5.18
==========================================================================================

              Selected data for a share outstanding throughout each period is as follows:


NEW YORK**                                Operating performance            Less distributions
                                         ------------------------     ----------------------------
                                                              Net
                                   Net               realized and      Dividends                      Net     Total
                                 asset                 unrealized      from tax-                    asset    return
                                 value          Net   gain (loss)     exempt net   Distributions    value    on net
Year ended                   beginning   investment          from     investment    from capital   end of     asset
February 28/29,              of period   income (a)   investments         income           gains   period     value(b)
----------------------------------------------------------------------------------------------------------------------
1998
 Service Plan series             $1.00         $.03           $--         $(.03)             $--    $1.00      3.10%
 Distribution Plan series         1.00          .03            --          (.03)              --     1.00      3.10
 Institutional series             1.00          .03            --          (.03)              --     1.00      3.10
1997
 Service Plan series              1.00          .03            --          (.03)              --     1.00      2.90
 Distribution Plan series         1.00          .03            --          (.03)              --     1.00      2.90
 Institutional series             1.00          .03            --          (.03)              --     1.00      2.90
1996
 Service Plan series              1.00          .03            --          (.03)              --     1.00      3.20
 Distribution Plan series         1.00          .03            --          (.03)              --     1.00      3.20
 Institutional series             1.00          .03            --          (.03)              --     1.00      3.20
1995
 Service Plan series              1.00          .02            --          (.02)              --     1.00      2.36
 Distribution Plan series         1.00          .02            --          (.02)              --     1.00      2.37
 Institutional series             1.00          .02            --          (.02)              --     1.00      2.28
1994
 Service Plan series              1.00          .02            --          (.02)              --     1.00      1.51
 Distribution Plan series         1.00          .02            --          (.02)              --     1.00      1.51
 Institutional series             1.00          .02            --          (.02)              --     1.00      1.51
1993
 Service Plan series              1.00          .02            --          (.02)              --     1.00      2.02
 Distribution Plan series         1.00          .02            --          (.02)              --     1.00      2.02
 Institutional series             1.00          .02            --          (.02)              --     1.00      2.02
1992 (c)
 Service Plan series              1.00          .03            --          (.03)              --     1.00      2.94
 Distribution Plan series         1.00          .03            --          (.03)              --     1.00      2.94
 Institutional series             1.00          .03            --          (.03)              --     1.00      2.97
1991 (d)
 Service Plan series              1.00          .05            --          (.05)              --     1.00      4.73
 Distribution Plan series         1.00          .05            --          (.05)              --     1.00      4.73
 Institutional series             1.00          .05            --          (.05)              --     1.00      4.73
1990 (e)                          1.00          .05            --          (.05)              --     1.00      5.36
1989 (e)                          1.00          .05            --          (.05)              --     1.00      4.95
----------------------------------------------------------------------------------------------------------------------

             *  Annualized.
            ** Effective for the fiscal year ended April 30, 1991, and thereafter, the Fund has presented the per share data by series.
           (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
           (b) Total returns are calculated on net asset value and are not annualized.
           (c)  For the ten months ended February 29.
           (d)  For the fiscal year ended April 30.
           (e) For the fiscal year ended April 30, represents combined per share data and ratios for the Service Plan, Distribution Plan and Institutional Series.

                          Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                  Ratio of net                           Ratio
                     Ratio of       investment        Ratio of          of net
                     expenses        income to        expenses      investment
                   to average          average      to average       income to
                   net assets       net assets      net assets     average net
    Net assets         before           before           after    assets after
 end of period     reimburse-       reimburse-      reimburse-      reimburse-
(in thousands)           ment             ment         ment(a)         ment(a)
--------------------------------------------------------------------------------
       $ 1,406           1.20%            2.38%            .55%           3.03%
        28,854            .89             2.75             .55            3.09
            17           1.13             2.52             .55            3.10

           414           1.27             2.17             .55            2.89
        26,116            .92             2.52             .55            2.89
            17           1.12             2.33             .55            2.90

           554           1.92             1.82             .55            3.19
        31,631            .94             2.80             .55            3.19
            17           1.38             2.37             .55            3.20

           640            .95             1.98             .55            2.38
        29,798            .79             2.14             .55            2.38
            17           2.14              .79             .55            2.38

           557           1.49              .69             .55            1.63
        27,886            .78             1.40             .55            1.63
            17           4.60            (2.42)            .55            1.63

           529           1.17             1.42             .55            2.04
        34,827            .78             1.81             .55            2.04
            17          19.33           (16.59)            .55            2.19

         1,934            .87*            3.19*            .55*           3.51*
        45,259            .71*            3.35*            .55*           3.51*
            17          11.89*           (7.83)*           .55*           3.51*

         1,653            .88             4.39             .55            4.72
        41,446            .69             4.58             .55            4.72
            17            .62             4.65             .55            4.72
        41,602            .71             5.18             .55            5.34
        30,262            .86             4.74             .55            5.05
================================================================================

Report of Independent Public Accountants



To the Board of Directors and Shareholders of Nuveen Tax-Free Reserves, Inc.
Nuveen California Tax-Free Fund, Inc.
Nuveen Tax-Free Money Market Fund, Inc.:

              We have audited the accompanying statements of net assets of Nuveen Tax-Free Reserves, Inc. (a Maryland Corporation), Nuveen California Tax-Free Fund, Inc. (comprising the Nuveen California Tax-Free Money Market Fund) (a Maryland Corporation) and Nuveen Tax-Free Money Market Fund, Inc. (comprising the Nuveen Massachusetts and New York Tax-Free Money Market Funds) (a Minnesota Corporation), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Free Fund, Inc. and Nuveen Tax-Free Money Market Fund, Inc. as of February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



              ARTHUR ANDERSEN LLP

              Chicago, Illinois
              April 15, 1998

Building Better Portfolios with Nuveen

              Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.


              Mutual Funds

              Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.


              Private Asset Management

              Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.


              Unit Trusts

              Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.


              Exchange-Traded Funds

              Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.


              MuniPreferred/R/

              Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


              Nuveen Family of Mutual Funds

              Nuveen offers a variety of funds designed to help you reach your financial goals.


              Growth

              Nuveen Rittenhouse Growth Fund


              Growth and Income

              Growth and Income Stock Fund

              Balanced Stock and Bond Fund

              Balanced Municipal and Stock Fund


              Tax-Free Income
              National Funds
              Long-Term Insured Intermediate-Term Limited Term


              State Funds
              Alabama
              Arizona
              California
              Colorado
              Connecticut
              Florida
              Georgia
              Kansas
              Kentucky
              Louisiana
              Maryland
              Massachusetts
              Michigan
              Missouri
              New Jersey
              New Mexico
              New York
              North Carolina
              Ohio
              Pennsylvania
              South Carolina
              Tennessee
              Virginia
              Wisconsin

              Fund Information




              Board of Directors             Custodian
              Robert P. Bremner              The Chase Manhattan Bank
              Lawrence H. Brown              4 New York Plaza
              Anthony T. Dean                New York, NY 10004-2413
              Anne E. Impellizzeri           (800) 257-8787
              Peter R. Sawers
              William J. Schneider           Transfer Agent,
              Timothy R. Schwertfeger
              Judith M. Stockdale            Shareholder Services and

              Fund Manager                   Dividend Disbursing Agent
              Nuveen Advisory Corp.          Shareholder Services, Inc.
              333 West Wacker Drive          Nuveen Investor Services
              Chicago, IL 60606              P.O. Box 5330
                                             Denver, CO 80217-5330
                                             (800) 621-7227

                                             Legal Counsel
                                             Fried, Frank, Harris,
                                             Shriver & Jacobson
                                             Washington, D.C.

                                             Public Accountants
                                             Arthur Andersen LLP
                                             Chicago, IL

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Serving Investors for Generations



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN
OUR SECOND CENTURY  1898/1998
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                           PART C--OTHER INFORMATION

                         NUVEEN TAX-FREE RESERVES, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements:

  Financial information included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to the Registrant's Annual Report:

    Portfolio of Investments, February 28, 1998

    Statement of Net Assets, February 28, 1998

    Statement of Operations, Year Ended February 28, 1998

    Statements of Changes in Net Assets, Years Ended February 28, 1998 and February 28, 1997

    Report of Independent Public Accountants, dated April 15, 1998

(b) Exhibits

      1.      Articles of Incorporation of Registrant, as amended and as currently in effect. Filed as Exhibit 1 to Registrant's
              Registration Statement on Form N-1A (File No. 2-78736) and
              incorporated herein by reference thereto.
      2.      By-Laws of Registrant as currently in effect. Filed as Exhibit 2 to Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) and incorporated herein by reference thereto.
      3.      Not applicable.
      4.      Specimen certificate of shares of Capital Stock of Registrant.
              Filed as Exhibit 4 to Post-Effective Amendment No. 16 to the
              Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) and is incorporated herein by reference thereto.
      5(a).   Investment Management Agreement between Registrant and Nuveen
              Advisory Corp. dated May 1, 1988. Filed as Exhibit 5(a) to Post-
              Effective Amendment No. 14 to the Registrant's Registration
              Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.
      5(b).   Renewal, dated May 5, 1998, of Investment Management Agreement.
      6(a).   Distribution Agreement between Registrant and John Nuveen & Co.
              Incorporated, dated August 2, 1982. Filed as Exhibit 6 to
              Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) and incorporated herein by reference thereto.
      6(b).   Renewal, dated July 31, 1997, of Distribution Agreement.
      7.      Not applicable.

      8(a). Custody Agreement, dated October 1, 1993, between Registrant and
            United States Trust Company of New York. Filed as Exhibit 8 to
            Post-Effective Amendment No. 13 to Registrant's Registration
            Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.
      8(b). Letter evidencing assignment of U.S. Trust Company of New York's rights and responsibilities under the Custody Agreement to The
            Chase Manhattan Bank, and is incorporated herein by reference thereto.
      9.    Transfer Agency Agreement between Registrant and Shareholder
            Services, Inc. dated July 1, 1997.
     10.    Opinion of Morgan, Lewis & Bockius LLP.
     11.    Consent of Independent Public Accountants.
     12.    Not applicable.
     13.    Not applicable.
     14.    Not applicable.
     15. Distribution and Service Plan and related form of Service Agreement under the Registrant's 12b-1 Plan. Filed as Exhibit 15 to
            Registrant's Registration Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.
     16.    Schedule of Computation of Yield Figures.
     17.    Financial Data Schedule.
     18.    Not applicable.
     99(a). Agreement for a Money Market Fund Insurance Program. Filed as
            Exhibit 18 to Post-Effective Amendment No. 8 to Registrant's
            Registration Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.
     99(b). Certified copy of resolution of Board of Directors authorizing the signing of the names of officers and directors on the Registration
            Statement pursuant to power of attorney.
     99(c). Original Power of Attorney for Judith M. Stockdale authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Registration Statement on her behalf as one of the Registrant's
            Directors. Original Powers of Attorney for all of Registrant's other Directors authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Registration Statement were filed as
            Exhibit 99(c) to Post-Effective Amendment No. 16 to Registrant's
            Registration Statement on Form N-1A (File No. 2-78736) and is incorporated herein by reference thereto.
     99(d). Code of Ethics and Reporting Requirements. Filed as Exhibit 99(d) to Post-Effective Amendment No. 14 to the Registrant's Registration
            Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES

As of May 19, 1998:

      TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS
      --------------                                    ------------------------
      Common Stock ($.01 par value)....................          13,536

ITEM 27: INDEMNIFICATION
Section 2-418 of the General Corporation Law of Maryland provides for Indemni-fication of officers and directors. Article NINTH of the Articles of Incorpora-tion of Registrant provides as follows:

  NINTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employ-ees and agents, and those persons who, at the request of the Corporation serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

  Expenses (including attorneys' fees) incurred in defending a civil or crim-inal action, suit or proceeding (including costs connected with the prepa-ration of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately de-termined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to mak-ing any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking,
  (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found and entitled to indemnification.

  Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfea-sance, bad faith, gross negligence or reckless disregard of the duties in-volved in the conduct of his office ("disabling conduct"), and the Corpora-tion shall not indemnify any of its officers or directors against any lia-bility to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A de-termination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of dis-abling conduct or, (2) in the absence of such a decision, a reasonable de-termination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the pro-ceeding, or (b) an independent legal counsel in a written opinion.

                               -----------------

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the Articles of Incorporation of the Registrant or oth-erwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as ex-pressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or control-ling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling pre-cedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The directors and officers of the Registrant (and of the other management in-vestment companies for which Nuveen Advisory serves as investment adviser) are covered by an Investment Trust Errors and Omissions policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liabil-ity and expenses of claims of wrongful acts arising out of their position with the Registrant (and such other companies), except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the applicable investment company or where he or she had reasonable cause to believe this conduct was unlawful).

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Munici-pal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Califor-nia Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida

Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Munic-ipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Munici-pal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Munici-pal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Munici-pal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium In-come Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund and Nuveen Insured Pre-mium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of The John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc.; Director (since 1996) of Institutional Capital Corporation. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment advis-er. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.; President and Director (since January 1997) of Nuveen Asset Management, Inc.; Chairman and Director of Rit-tenhouse Financial Services, Inc.

ITEM 29: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship

Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., Nuveen Investment Trust, and Nuveen Investment Trust II. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served as a co-managing underwriter of the shares of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York In-vestment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey In-vestment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Munici-pal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality In-come Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Pre-mier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Port-folio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Mu-nicipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium In-come Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Munici-pal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Califor-nia Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free In-come Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL           POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                WITH REGISTRANT
----------------------------------------------------------------------------------
Timothy R. Schwertfeger      Chairman of the Board,          Chairman of the Board
333 West Wacker Drive        Chief Executive Officer         and Director
Chicago, IL 60606            and Director

Anthony T.    President and Director       President and Director
Dean
333 West
Wacker Drive
Chicago, IL
60606
John P.       Executive Vice President     None
Amboian       and Chief Financial Officer
333 West
Wacker Drive
Chicago, IL
60606
Bruce P.      Executive Vice President     Executive Vice President
Bedford
333 West
Wacker Drive
Chicago, IL
60606
Alan G.       Vice President and Secretary Vice President and Assistant Secretary
Berkshire
333 West
Wacker Drive
Chicago, IL
60606
William       Vice President               None
Adams IV
333 West
Wacker Drive
Chicago, IL
60606
Clifton L.    Vice President               None
Fenton
333 West
Wacker Drive
Chicago, IL
60606
Kathleen M.   Vice President               Vice President
Flanagan
333 West
Wacker Drive
Chicago, IL
60606
Stephen D.    Vice President               Vice President and Controller
Foy
333 West
Wacker Drive
Chicago, IL
60606
Robert D.     Vice President               None
Freeland
333 West
Wacker Drive
Chicago, IL
60606
Michael G.    Vice President               None
Gaffney
333 West
Wacker Drive
Chicago, IL
60606
Anna R.       Vice President               Vice President
Kucinskis
333 West
Wacker Drive
Chicago, IL
60606
Robert B.     Vice President               None
Kuppenheimer
333 West
Wacker Drive
Chicago, IL
60606

Larry W. Martin                Vice President and                  Vice President and
333 West Wacker Drive          Assistant Secretary                 Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz                Vice President                      None
333 West Wacker Drive
Chicago, IL 60606


Stuart W. Rogers               Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.          Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow            Vice President and                  Vice President and
333 West Wacker Drive          Treasurer                           Treasurer
Chicago, IL 60606
Paul C. Williams               Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman           Vice President and                  Vice President and
333 West Wacker Drive          Assistant Secretary                 Secretary
Chicago, IL 60606

ITEM 30: LOCATION OF ACCOUNT AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, main-tains Articles of Incorporation, By-Laws, minutes of directors and shareholder meetings, contracts and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, main-tains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not main-tained by Nuveen Advisory Corp., Shareholder Services, Inc., or Chase Global Funds Services Company.

Until August 10, 1998, Shareholder Services, Inc., P.O. Box 5330, Denver, Col-orado 80217-5330 will maintain all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant. After August 10, 1998, Chase Global Funds Services Company, P.O. Box 5186,
New York, New York 10274-5186, will maintain the same records in the same ca-pacity for the Registrant.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
Not applicable.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940 THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATE-MENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THIS CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 15TH DAY OF JUNE, 1998.

                                         NUVEEN TAX-FREE RESERVES, INC.

                                              /s/ Gifford R. Zimmerman
                                         --------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                     TITLE                       DATE
           ---------                     -----                       ----
     /s/ Stephen D. Foy
-------------------------------
        Stephen D. Foy          Vice President and              June 15, 1998
                                 Controller (Principal
                                 Financial and
                                 Accounting Officer)

    Timothy R. Schwertfeger     Chairman of the Board    )
                                 and Director (Principal )
                                 Executive Officer)      )
                                                         )
        Anthony T. Dean         President and Director   )
                                                         )
       Robert P. Bremner        Director                 )
                                                         )
       Lawrence H. Brown        Director                 ) By  /s/ Gifford R. Zimmerman
                                                         )   --------------------------
     Anne E. Impellizzeri       Director                 )      Gifford R. Zimmerman
                                                         )        Attorney-in-Fact
        Peter R. Sawers         Director                 )
                                                         )         June 15, 1998
     William J. Schneider       Director                 )
                                                         )
     Judith M. Stockdale        Director                 )


AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR JUDITH M. STOCKDALE, HAS BEEN EXECUTED AND IS FILED AS AN EXHIBIT TO THIS REGISTRATION STATEMENT. AN ORIGINAL POWER OF ATTORNEY FOR EACH OF THE OTHER OFFICERS AND DIRECTORS OF THE REGISTRANT HAS BEEN EXECUTED AND IS INCOR-PORATED BY REFERENCE IN THIS REGISTRATION STATEMENT.

                               INDEX TO EXHIBITS

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
           Renewal, dated May 5, 1998, of Investment Management
  5(b).    Agreement.
           Renewal, dated July 31, 1997, of Distribution
  6(b).    Agreement.
  9.       Transfer Agency Agreement dated July 1, 1997.
 10.       Opinion of Morgan, Lewis & Bockius LLP.
 11.       Consent of Independent Public Accountants.
 16.       Schedule of Computation of Yield Figures.
 17.       Financial Data Schedule.
 99(b).    Certified copy of resolution of Board of Directors
           authorizing the signing of the names of directors and
           officers on the Registration Statement pursuant to
           power of attorney.
 99(c).    Original Power of Attorney for Judith M. Stockdale
           authorizing, among others, Gifford R. Zimmerman and
           Larry W. Martin to execute the Registration Statement
           on her behalf as one of the Registrant's Directors.